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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a

BARON ASSET FUND

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Report to Stockholders.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

September 30, 2016

Baron Funds®

Annual Financial Report

DEAR BARON FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (the “Funds”) for the year ended September 30, 2016. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer November 23, 2016	Linda S. Martinson Chairman, President and Chief Operating Officer November 23, 2016	Peggy Wong Treasurer and Chief Financial Officer November 23, 2016

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has six series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund. If you are interested in the Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Asset Fund (Unaudited)	September 30, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2016
	One Year	Three Years	Five Years	Ten Years	Since Inception (June 12, 1987)
Baron Asset Fund — Retail Shares[1,2]	11.14%	8.73%	15.30%	7.30%	11.07%
Baron Asset Fund — Institutional Shares[1,2,4]	11.44%	9.02%	15.61%	7.51%	11.15%
Baron Asset Fund — R6 Shares[1,2,5]	11.44%	9.02%	15.61%	7.51%	11.15%
Russell Midcap Growth Index[1]	11.24%	8.90%	15.85%	8.51%	9.73%	[3]
S&P 500 Index[1]	15.43%	11.16%	16.37%	7.24%	9.40%

[1]

The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	For the period June 30, 1987 to September 30, 2016.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]

Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2016 (Unaudited)	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2016

Percent of Net Assets
IDEXX Laboratories, Inc.	7.4%
Gartner, Inc.	5.4%
Vail Resorts, Inc.	4.9%
Verisk Analytics, Inc.	4.2%
Mettler-Toledo International, Inc.	4.1%
Arch Capital Group Ltd.	4.0%
FleetCor Technologies, Inc.	3.4%
Illumina, Inc.	3.3%
The Charles Schwab Corp.	3.2%
FactSet Research Systems, Inc.	3.1%
43.0%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2016, Baron Asset Fund1 increased 11.14%, while the Russell Midcap Growth Index gained 11.24% and the S&P 500 Index gained 15.43%.

Baron Asset Fund invests primarily in medium-sized growth companies for the long term, using a value-oriented purchase discipline. The Fund purchases companies that we believe have sustainable competitive advantages, strong financial characteristics, and exceptional management; and operate in industries with favorable growth characteristics.

The period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the U.S. Federal Reserve deferred hiking interest rates, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into a sharp, but thankfully short lived, decline, and the markets settled down, experiencing significantly less volatility than in the first half of the 12-month period. Stable economic data, monetary policy rates that remained relatively unchanged, and the lack of a major disruptive event allayed investor concerns and drove a broad-based rebound into the end of the period.

The Fund’s investments in Health Care, Industrials, and Information Technology contributed the most to performance. The Consumer Staples and Utilities sectors were modest detractors in the period.

Veterinary diagnostics leader IDEXX Laboratories, Inc. was the top contributor in the period. The stock rallied on strong financial results and multiple expansion throughout the 12-month period. Competitive trends are strong and improving, highlighted by instrument revenue growth, domestic lab growth, rising sales productivity, and stability in rapid assays. We believe that IDEXX’s direct go-to-market model coupled with research and development-driven product enhancements will put steady upward pressure on organic revenue and earnings growth over time.

The top detractor in the period was LinkedIn Corp. The company is the world’s largest online professional network, with three business segments: Hiring Solutions, Marketing Solutions, and Premium Subscriptions, each serving different customers. Shares fell sharply in early February after the company released a weak 2016 outlook. After several quarters of inconsistent results, we believe management is finding it increasingly difficult to manage the complexity of three businesses. We exited our position.

We continue to believe that mid-sized growth stocks represent an attractive investment opportunity. The U.S. economy remains among the world’s healthiest, its equity market multiples remain within the range of their long-term historic averages, and interest rates continue to be quite low by historic standards. We believe our diversified portfolio of what we think are fast growing, well managed, competitively advantaged businesses will continue to perform well in this environment. There is, of course, no guarantee that this will be the case.

†

Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Growth Fund (Unaudited)	September 30, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2016
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 1994)
Baron Growth Fund — Retail Shares[1,2]	7.60%	4.63%	13.92%	7.56%	12.62%
Baron Growth Fund — Institutional Shares[1,2,3]	7.88%	4.89%	14.21%	7.76%	12.72%
Baron Growth Fund — R6 Shares[1,2,4]	7.88%	4.89%	14.21%	7.76%	12.72%
Russell 2000 Growth Index[1]	12.12%	6.58%	16.15%	8.29%	7.46%
S&P 500 Index[1]	15.43%	11.16%	16.37%	7.24%	9.47%

[1]

The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]

Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2016 (Unaudited)	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2016

Percent of Net Assets
Vail Resorts, Inc.	5.4%
Arch Capital Group Ltd.	5.2%
FactSet Research Systems, Inc.	4.4%
Under Armour, Inc.	4.3%
Gartner, Inc.	4.2%
CoStar Group, Inc.	3.6%
IDEXX Laboratories, Inc.	3.4%
SS&C Technologies Holdings, Inc.	3.2%
Gaming and Leisure Properties, Inc.	3.2%
MSCI, Inc.	3.0%
39.9%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2016, Baron Growth Fund1 gained 7.60%, while the Russell 2000 Growth Index gained 12.12% and the S&P 500 Index gained 15.43%.

Baron Growth Fund invests primarily in small-sized U.S. growth companies for the long term. Through independent research, we utilize an investment approach that we believe allows us to look at a business’s fundamental characteristics and beyond the current market environment. We invest based on the potential profitability of a business at what we believe are attractive valuations.

The period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the U.S. Federal Reserve deferred hiking interest rates, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into a sharp, but thankfully short lived, decline, and the markets settled down, experiencing significantly less volatility than in the first half of the 12-month period. Stable economic data, monetary policy rates that remained relatively unchanged, and the lack of a major disruptive event allayed investor concerns and drove a broad-based rebound into the end of the period.

Information Technology, Financials, and Real Estate were the top contributing sectors in the period. Holdings in the Consumer Staples sector detracted modestly.

Vail Resorts, Inc. was the top contributor in the period. Shares of this operator of ski resorts in the U.S. and Australia increased on strong earnings growth. Good ski conditions drove up visitation to its resorts. This led to improved cash flow, which the company used to improve its industry-leading balance sheet and boost its dividend. This robust growth led to an increase in season pass sales pricing for the upcoming ski season as pricing improved over the prior year.

The top detractor was Under Armour, Inc. Shares of this manufacturer and distributor of athletic apparel and footwear declined as the bankruptcy and store closings of a top sporting goods retailer created questions around upcoming growth targets. Under Armour is diversifying into mass channels that could potentially pressure margins as well. We remain optimistic about Under Armour’s ability to grow its core domestic business, achieve profitability overseas, and increasingly sell products direct to consumers.

The Fund continues to invest in a portfolio of businesses that have better financial characteristics than the benchmark index against which it is compared. These businesses have higher operating profit margins, net margins, EBITDA margins, return on invested capital, return on equity, return on assets, and lower standard deviations of earnings growth. While we do not try to predict short-term macro developments or current events, we believe conditions remain favorable for the U.S. economy and equity markets.

†

Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Small Cap Fund (Unaudited)	September 30, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2016
	One Year	Three Years	Five Years	Ten Years	Since Inception (September 30, 1997)
Baron Small Cap Fund — Retail Shares[1,2]	12.89%	4.79%	13.80%	7.43%	9.29%
Baron Small Cap Fund — Institutional Shares[1,2,3]	13.21%	5.06%	14.10%	7.63%	9.39%
Baron Small Cap Fund — R6 Shares[1,2,4]	13.21%	5.06%	14.10%	7.63%	9.39%
Russell 2000 Growth Index[1]	12.12%	6.58%	16.15%	8.29%	5.30%
S&P 500 Index[1]	15.43%	11.16%	16.37%	7.24%	6.42%

[1]

The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]

Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2016 (Unaudited)	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2016

Percent of Net Assets
TransDigm Group, Inc.	5.6%
Gartner, Inc.	4.2%
IDEXX Laboratories, Inc.	4.0%
Bright Horizons Family Solutions, Inc.	4.0%
The Ultimate Software Group, Inc.	3.8%
Waste Connections, Inc.	3.4%
Acuity Brands, Inc.	3.4%
SBA Communications Corp.	2.9%
Guidewire Software, Inc.	2.7%
Gaming and Leisure Properties, Inc.	2.6%
36.6%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2016, Baron Small Cap Fund1 gained 12.89%, while the Russell 2000 Growth Index increased 12.12% and the S&P 500 Index increased 15.43%.

Baron Small Cap Fund invests primarily in small-cap growth companies for the long term. The Fund invests in what we believe are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of future value.

The period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the U.S. Federal Reserve deferred hiking interest rates, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into a sharp, but thankfully short lived, decline, and the markets settled down, experiencing significantly less volatility than in the first half of the 12-month period. Stable economic data, monetary policy rates that remained relatively unchanged, and the lack of a major disruptive event allayed investor concerns and drove a broad-based rebound into the end of the period.

Investments in Industrials, Health Care, and Information Technology were the top contributors to performance. Holdings in Consumer Staples, Energy, and Financials detracted.

Waste Connections, Inc. was the top contributor in the period. Shares of this leading solid waste company focused on secondary markets in the U.S., rose after the company announced plans to merge with Progressive Waste Solutions. We see this as an excellent deal for shareholders, given immediate synergies, cash flow benefits, and expanded footprint into Canada via Progressive’s leading market position. More exciting, we think, is the long-term opportunity to instill Waste Connections’ corporate culture, safety focus, and operational excellence in Progressive’s complementary, but mismanaged, U.S. market base.

Scorpio Tankers Inc. was the top detractor in the period. Several factors took product tanker utilization and day rates lower, pressuring company earnings. As a result, the share price declined. We believe the current share price does not reflect the value of the assets in a liquidation scenario. We think management will do its best to protect its balance sheet and dividend, believe the stock has significant leverage to small positive moves in day rates, and expect significant equity upside if energy prices recover to historical averages.

Baron Small Cap Fund invests primarily in classic growth stocks that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. We also invest in fallen angels, which are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. A third category of investment is special situations, including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

†

Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Opportunity Fund (Unaudited)	September 30, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON OPPORTUNITY FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2016
	One Year	Three Years	Five Years	Ten Years	Since Inception (February 29, 2000)
Baron Opportunity Fund — Retail Shares[1,2]	9.19%	3.01%	10.77%	7.85%	4.72%
Baron Opportunity Fund — Institutional Shares[1,2,3]	9.44%	3.28%	11.06%	8.06%	4.84%
Baron Opportunity Fund — R6 Shares[1,2,4]	9.50%	3.30%	11.07%	8.06%	4.84%
Russell 3000 Growth Index[1]	13.64%	11.40%	16.56%	8.80%	2.72%
S&P 500 Index[1]	15.43%	11.16%	16.37%	7.24%	4.83%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The Russell 3000® Growth Index measures the performance of those companies classified as growth among the largest 3,000 U.S. companies, and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]

Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2016 (Unaudited)	Baron Opportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2016

Percent of Net Assets
Amazon.com, Inc.	7.5%
Alphabet Inc.	6.4%
CoStar Group, Inc.	4.9%
Guidewire Software, Inc.	4.9%
Benefitfocus, Inc.	3.9%
Gartner, Inc.	3.7%
Acxiom Corporation	3.6%
Facebook, Inc.	3.4%
Tesla Motors, Inc.	3.3%
Equinix, Inc.	2.8%
44.4%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2016, Baron Opportunity Fund1 gained 9.19%, while the Russell 3000 Growth Index gained 13.64% and the S&P 500 Index gained 15.43%.

Baron Opportunity Fund invests primarily in U.S. growth companies that we believe are driving or benefiting from innovation, through development of pioneering, transformative, or technologically advanced products and services. The Fund invests in high growth businesses of any market capitalization, selected for their capital appreciation potential.

The period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the U.S. Federal Reserve deferred hiking interest rates, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into a sharp, but thankfully short lived, decline, and the markets settled down, experiencing significantly less volatility than in the first half of the 12-month period. Stable economic data, monetary policy rates that remained relatively unchanged, and the lack of a major disruptive event allayed investor concerns and drove a broad-based rebound into the end of the period.

Investments in Information Technology, Consumer Discretionary, and Financials contributed to the Fund’s performance during the period. Health Care and Utilities holdings detracted.

The top contributor to Fund performance was Amazon.com, Inc. The share price of the world’s largest retailer and cloud services provider rose on reports of strong revenue growth and improving margins in its core business. Amazon’s other major business segment, Amazon Web Services (AWS), gained traction with enterprise customers. Over time, we expect AWS to be the larger contributor to value creation. The company continued to invest in new and potentially large business segments such as e-finance, business supplies, and apparel.

Restoration Hardware Holdings, Inc. was the top detractor in the period. The company offers home furnishings via retail stores, catalogs, and websites. The stock fell hard when the company pre-announced weak financial results based on shipping delays in its new “RH Modern” line, a more promotional retail environment, and a pullback by the high-end consumer, especially in markets (Canada, Texas, and Miami) affected by energy, or currency fluctuations. Given uncertainty shifting to an unproven membership model, slowdown of new store rollout, and a weakening core customer base, we exited the position.

We remain focused on finding unique businesses across different segments of the economy that we believe offer long-term secular growth, sustainable competitive advantages, high-quality management teams, and attractive stock prices. We believe that investment returns for stocks are driven by earnings growth, and therefore direct our research towards understanding the drivers of business profit and projecting future profit growth as accurately as we can.

†

Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Fifth Avenue Growth Fund (Unaudited)	September 30, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2016
	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2004)
Baron Fifth Avenue Growth Fund — Retail Shares[1,2]	14.43%	10.30%	16.60%	6.77%	7.13%
Baron Fifth Avenue Growth Fund — Institutional Shares[1,2,3]	14.74%	10.58%	16.90%	6.96%	7.29%
Baron Fifth Avenue Growth Fund — R6 Shares[1,2,4]	14.80%	10.60%	16.91%	6.97%	7.29%
Russell 1000 Growth Index[1]	13.76%	11.83%	16.60%	8.85%	8.33%
S&P 500 Index[1]	15.43%	11.16%	16.37%	7.24%	7.79%

[1]

The indexes are unmanaged. The Russell 1000® Growth Index measures the performance of large-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[4]

Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares, which have a distribution fee. The Institutional and R6 Shares do not have a distribution fee. If the annual returns for the R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

September 30, 2016 (Unaudited)	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2016

Percent of Net Assets
Amazon.com, Inc.	15.6%
Alibaba Group Holding Limited	6.3%
Alphabet Inc.	6.0%
Facebook, Inc.	5.3%
Equinix, Inc.	4.5%
Visa, Inc.	4.4%
Mastercard Incorporated	4.2%
The Priceline Group, Inc.	4.1%
Illumina, Inc.	3.9%
Apple, Inc.	3.0%
57.3%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2016†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2016, Baron Fifth Avenue Growth Fund1 gained 14.43%, while the Russell 1000 Growth Index gained 13.76% and the S&P 500 Index gained 15.43%.

Baron Fifth Avenue Growth Fund focuses on identifying and investing in what we believe are unique companies with sustainable competitive advantages that have the ability to redeploy capital at high rates of return. The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level the most important determinants of the size of each investment. We expect our highest conviction businesses to have meaningful weight in the portfolio. Sector weightings are incidental to portfolio construction, and exposure to any sector is a result of stock selection.

The period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the U.S. Federal Reserve deferred hiking interest rates, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into a sharp, but thankfully short lived, decline, and the markets settled down, experiencing significantly less volatility than in the first half of the 12-month period. Stable economic data, monetary policy rates that remained relatively unchanged, and the lack of a major disruptive event allayed investor concerns and drove a broad-based rebound into the end of the period.

Consumer Discretionary, Information Technology, and Real Estate were the top contributing sectors in the period. Investments in the Health Care and Utilities sectors detracted.

The top contributor to Fund performance was Amazon.com, Inc. The share price of the world’s largest retailer and cloud services provider rose on reports of strong revenue growth and improving margins in its core business. Amazon’s other major business segment, Amazon Web Services (AWS), gained traction with enterprise customers. Over time, we expect AWS to be the larger contributor to value creation. The company continued to invest in new and potentially large business segments such as e-finance, business supplies, and apparel.

Cybersecurity company FireEye, Inc. was the top detractor in the period. Shares fell on reports of disappointing financial results and reduced expectations. Several executive departures also led to selling pressure. FireEye is shifting its focus from incident driven sales to a more holistic risk mitigation approach that we believe will help stabilize results. We believe the trend of increasing cyberattack activity, despite ebbs and flows, is here to stay and that FireEye will be a beneficiary. We think FireEye also enjoys a lead over competition through its incident response service.

The Fund seeks to manage risk by focusing on business risk (competition, management, regulations), valuation risk (purchase price providing a large enough margin of safety), financial risk (leverage and capital structure), and analysis risk (our assumptions). Our objective is not to predict how markets may perform in a given year. Instead, we aim to create a portfolio of unique companies with different end markets because, in our experience, this is the best way to manage market risk over time.

†

Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Discovery Fund (Unaudited)	September 30, 2016

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON DISCOVERY FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 2000 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2016
	One Year	Three Years and Since Inception (September 30, 2013)
Baron Discovery Fund — Retail Shares[1,2]	23.24%	11.11%
Baron Discovery Fund — Institutional Shares[1,2]	23.47%	11.38%
Baron Discovery Fund — R6 Shares[1,2,3]	23.58%	11.38%
Russell 2000 Growth Index[1]	12.12%	6.58%
S&P 500 Index[1]	15.43%	11.16%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The Russell 2000® Growth Index measures the performance of small-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large cap U.S. companies. The indexes and the Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

September 30, 2016 (Unaudited)	Baron Discovery Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2016

Percent of Net Assets
Mercury Systems, Inc.	4.2%
Qualys, Inc.	4.2%
MACOM Technology Solutions Holdings, Inc.	4.2%
Education Realty Trust, Inc.	3.0%
Amber Road, Inc.	2.8%
JUST EAT plc	2.7%
Wingstop Inc.	2.4%
Gaming and Leisure Properties, Inc.	2.4%
Kinsale Capital Group, Inc.	2.3%
Sientra, Inc.	2.2%
30.4%

SECTOR BREAKDOWN AS OF SEPTEMBER 30, 2016†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended September 30, 2016, Baron Discovery Fund1 increased 23.24%, while the Russell 2000 Growth Index gained 12.12% and the S&P 500 Index gained 15.43%.

Baron Discovery Fund invests primarily in small-sized U.S. companies with significant growth potential and market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $1.5 billion, whichever is larger. The Fund invests for the long term at attractive valuations in companies with, in our view, appropriately capitalized, open-ended growth opportunities, exceptional leadership, and sustainable competitive advantages.

The period started off with a strong rally that ended abruptly in late December 2015. Concerns around the implications of a tightening credit market in the face of a possible U.S. recession, signs of slowing global growth, China and the RMB, and continued low oil prices drove the U.S. equity markets into correction territory by early February 2016. As global concerns subsided, oil prices ticked up, domestic job numbers improved, and the U.S. Federal Reserve deferred hiking interest rates, the markets recovered. In late June, the U.K.’s vote to exit the European Union sent the markets into a sharp, but thankfully short lived, decline, and the markets settled down, experiencing significantly less volatility than in the first half of the 12-month period. Stable economic data, monetary policy rates that remained relatively unchanged, and the lack of a major disruptive event allayed investor concerns and drove a broad-based rebound into the end of the period.

The Information Technology, Health Care, and Industrials sectors contributed the most in the period. The top detracting sectors were Materials, Financials, and Consumer Staples.

The top contributor in the period was Mercury Systems, Inc., a provider of complex electronic subsystems to major defense contractors. In March, Mercury made a significant acquisition of a defense unit from Microsemi Corp. This unit added “embedded protection” capabilities that are similar to military cybersecurity, and solid state storage capabilities for its systems (versus hard disk drives). The market rewarded Mercury for this highly strategic, accretive acquisition.

ClubCorp Holdings, Inc. was the largest detractor. Shares of this operator and manager of golf courses across the U.S. declined due to concerns that lower oil prices would hurt business at its golf clubs that serve Texas, which comprise 35% of its EBITDA. We exited our position.

We think the long-term fundamentals of our companies remain strong. We believe the companies we own are high quality, innovative, and run by excellent management teams. We are optimistic that they will be significantly larger next year than they are today and that this growth can continue for years after. There is, of course, no guarantee that this will be the case.

†

Industry sector group levels are provided by the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Asset Fund	September 30, 2016

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (99.20%)
Consumer Discretionary (11.69%)
	Apparel, Accessories & Luxury Goods (0.12%)
30,000	Ralph Lauren Corp.	$517,383	$3,034,200

	Automotive Retail (0.82%)
388,000	CarMax, Inc.[1]	4,415,017	20,699,800

	Hotels, Resorts & Cruise Lines (1.91%)
525,400	Choice Hotels International, Inc.	2,254,244	23,685,032
500,000	Hyatt Hotels Corp., Cl A1	13,523,436	24,610,000

		15,777,680	48,295,032

	Internet & Direct Marketing Retail (2.48%)
135,000	Expedia, Inc.	15,620,574	15,757,200
32,000	The Priceline Group, Inc.[1]	5,125,131	47,087,680

		20,745,705	62,844,880

	Leisure Facilities (4.86%)
785,000	Vail Resorts, Inc.	15,238,959	123,150,800

	Specialty Stores (1.50%)
260,000	Tiffany & Co.	8,018,828	18,883,800
285,000	Tractor Supply Co.	8,929,604	19,194,750

		16,948,432	38,078,550

Total Consumer Discretionary		73,643,176	296,103,262

Energy (0.64%)
	Oil & Gas Exploration & Production (0.58%)
107,500	Concho Resources, Inc.[1]	4,595,625	14,765,125

	Oil & Gas Storage & Transportation (0.06%)
60,366	Tallgrass Energy GP LP	1,737,515	1,451,802

Total Energy		6,333,140	16,216,927

Financials (16.52%)
	Asset Management & Custody Banks (0.65%)
250,000	T. Rowe Price Group, Inc.	6,031,232	16,625,000

	Financial Exchanges & Data (4.64%)
490,000	FactSet Research Systems, Inc.	26,769,373	79,429,000
230,000	MarketAxess Holdings, Inc.	25,489,330	38,085,700

		52,258,703	117,514,700

	Insurance Brokers (2.62%)
500,000	Willis Towers Watson plc[2]	61,600,526	66,385,000

	Investment Banking & Brokerage (3.18%)
2,550,000	The Charles Schwab Corp.	2,490,233	80,503,500

	Property & Casualty Insurance (3.99%)
1,275,000	Arch Capital Group Ltd.[1,2]	13,874,064	101,056,500

	Regional Banks (1.44%)
475,000	First Republic Bank	15,197,602	36,627,250

Total Financials		151,452,360	418,711,950

Shares		Cost	Value
Common Stocks (continued)
Health Care (25.34%)
	Health Care Distributors (2.25%)
350,000	Henry Schein, Inc.[1]	$9,382,832	$57,043,000

	Health Care Equipment (8.11%)
1,670,000	IDEXX Laboratories, Inc.[1]	34,794,636	188,259,100
102,000	Teleflex, Inc.	17,644,261	17,141,100

		52,438,897	205,400,200

	Health Care Facilities (0.87%)
180,000	Universal Health Services, Inc., Cl B	10,213,393	22,179,600

	Health Care Supplies (3.96%)
250,000	The Cooper Companies, Inc.	31,903,956	44,815,000
745,000	West Pharmaceutical Services, Inc.	33,865,763	55,502,500

		65,769,719	100,317,500

	Health Care Technology (0.17%)
296,906	Inovalon Holdings, Inc., CI A1	7,684,677	4,367,487

	Life Sciences Tools & Services (9.98%)
380,000	Bio-Techne Corporation	36,982,042	41,610,000
457,000	Illumina, Inc.[1]	19,855,497	83,018,620
250,000	Mettler-Toledo International, Inc.[1]	15,496,167	104,957,500
286,000	Quintiles Transnational Holdings, Inc.[1]	12,449,145	23,183,160

		84,782,851	252,769,280

Total Health Care		230,272,369	642,077,067

Industrials (14.06%)
	Construction Machinery & Heavy Trucks (2.03%)
90,000	WABCO Holdings, Inc.[1]	10,455,704	10,217,700
505,000	Westinghouse Air Brake Technologies Corporation	33,676,456	41,233,250

		44,132,160	51,450,950

	Environmental & Facilities Services (0.62%)
541,087	Rollins, Inc.	15,457,519	15,843,027

	Industrial Conglomerates (1.73%)
240,000	Roper Technologies, Inc.	20,050,484	43,792,800

	Industrial Machinery (2.81%)
430,000	IDEX Corporation	31,397,849	40,235,100
250,000	The Middleby Corp.[1]	12,230,843	30,905,000

		43,628,692	71,140,100

	Research & Consulting Services (5.76%)
750,000	Nielsen Holdings PLC[2]	17,797,011	40,177,500
1,300,000	Verisk Analytics, Inc.[1]	33,418,943	105,664,000

		51,215,954	145,841,500

	Trading Companies & Distributors (1.11%)
675,000	Fastenal Co.	11,933,597	28,201,500

Total Industrials		186,418,406	356,269,877

14	See Notes to Financial Statements.

September 30, 2016	Baron Asset Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (continued)
Information Technology (22.83%)
	Application Software (7.33%)
550,000	ANSYS, Inc.[1]	$14,771,000	$50,935,500
220,000	CDK Global, Inc.	10,973,416	12,619,200
1,200,000	Guidewire Software, Inc.[1]	57,781,316	71,976,000
331,000	Mobileye N.V.[1,2]	9,103,032	14,090,670
1,124,000	SS&C Technologies Holdings, Inc.	31,041,234	36,136,600

		123,669,998	185,757,970

	Data Processing & Outsourced Services (5.68%)
500,000	FleetCor Technologies, Inc.[1]	18,222,612	86,865,000
400,000	MAXIMUS, Inc.	20,233,990	22,624,000
610,000	Vantiv, Inc., Cl A1	32,167,828	34,324,700

		70,624,430	143,813,700

	Internet Software & Services (4.41%)
140,000	CoStar Group, Inc.[1]	22,994,156	30,314,200
650,000	Verisign, Inc.[1]	31,889,165	50,856,000
270,872	Zillow Group, Inc., Cl A1	7,666,898	9,331,541
614,000	Zillow Group, Inc., CI C1	15,676,412	21,275,100

		78,226,631	111,776,841

	IT Consulting & Other Services (5.41%)
1,550,000	Gartner, Inc.[1]	33,739,350	137,097,500

Total Information Technology		306,260,409	578,446,011

Real Estate (5.24%)
	Office REITs (1.04%)
63,000	Alexander’s, Inc.[3]	2,831,362	26,434,800

	Real Estate Services (2.07%)
1,875,000	CBRE Group, Inc., Cl A1	24,329,071	52,462,500

	Specialized REITs (2.13%)
149,505	Equinix, Inc.	10,178,728	53,859,176

Total Real Estate		37,339,161	132,756,476

Telecommunication Services (2.88%)
	Integrated Telecommunication Services (2.88%)
650,000	SBA Communications Corp., Cl A1	18,558,057	72,904,000

Total Common Stocks		1,010,277,078	2,513,485,570

Private Equity Investments (0.13%)
Financials (0.13%)
	Asset Management & Custody Banks (0.13%)
7,056,223	Windy City Investments Holdings, L.L.C.[1,3,4,6]	0	3,175,300

Principal Amount		Cost	Value
Short Term Investments (0.48%)
$12,172,988	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2016, 0.03% due 10/3/2016; Proceeds at maturity - $12,173,018; (Fully collateralized by $11,470,000 U.S. Treasury Note, 0.125% due 4/15/2017; Market value - $12,186,875 and $225,000 U.S. Treasury Note, 1.50% due 5/31/2020; Market value - $230,344 )[5]	$12,172,988	$12,172,988

Total Investments (99.81%)		$1,022,450,066	2,528,833,858

Cash and Other Assets Less Liabilities (0.19%)			4,872,483

Net Assets			$2,533,706,341

Retail Shares (Equivalent to $60.67 per share based on 29,709,807 shares outstanding)			$1,802,593,889

Institutional Shares (Equivalent to $62.30 per share based on 11,610,463 shares outstanding)			$723,308,839

R6 Shares (Equivalent to $62.30 per share based on 125,261 shares outstanding)			$7,803,613

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]

At September 30, 2016, the market value of restricted and fair valued securities amounted to $3,175,300 or 0.13% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2016

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (99.55%)
Consumer Discretionary (25.85%)
	Apparel, Accessories & Luxury Goods (4.27%)
3,475,000	Under Armour, Inc., Cl A1	$13,912,447	$134,413,000
3,550,020	Under Armour, Inc., Cl C1	13,508,309	120,203,677

		27,420,756	254,616,677

	Casinos & Gaming (2.09%)
4,049,207	Penn National Gaming, Inc.[1]	35,499,262	54,947,739
2,600,000	Pinnacle Entertainment, Inc.[1]	29,087,224	32,084,000
1,600,000	Red Rock Resorts, Inc., Cl A	30,988,925	37,744,000

		95,575,411	124,775,739

	Department Stores (0.16%)
750,000	Hudson’s Bay Co. (Canada)[2]	12,791,580	9,638,325

	Education Services (3.38%)
2,200,000	Bright Horizons Family Solutions, Inc.[1]	72,617,520	147,158,000
2,491,880	Nord Anglia Education, Inc.[1,2]	47,367,959	54,273,146

		119,985,479	201,431,146

	Hotels, Resorts & Cruise Lines (4.24%)
3,007,500	Choice Hotels International, Inc.[4]	73,061,456	135,578,100
1,600,000	Marriott Vacations Worldwide Corp.[4]	87,504,361	117,312,000

		160,565,817	252,890,100

	Internet & Direct Marketing Retail (0.43%)
11,704,702	AO World plc (United Kingdom)[1,2]	26,353,820	25,639,062

	Leisure Facilities (6.36%)
1,150,000	ClubCorp Holdings, Inc.	19,929,639	16,640,500
2,064,800	Vail Resorts, Inc.[4]	59,870,980	323,925,824
1,358,700	Whistler Blackcomb Holdings, Inc. (Canada)[2]	15,542,103	38,732,711

		95,342,722	379,299,035

	Movies & Entertainment (1.55%)
5,465,000	Manchester United plc, Cl A2	77,397,834	92,249,200

	Restaurants (1.47%)
450,000	Panera Bread Co., Cl A1	15,602,751	87,624,000

	Specialty Stores (1.90%)
2,000,000	Dick’s Sporting Goods, Inc.	32,175,162	113,440,000

Total Consumer Discretionary		663,211,332	1,541,603,284

Consumer Staples (4.26%)
	Food Distributors (0.49%)
1,181,677	Performance Food Group Co.[1]	22,572,665	29,305,590

	Food Retail (0.68%)
3,200,000	Smart & Final Stores, Inc.[1]	55,879,772	40,864,000

	Household Products (1.99%)
2,475,000	Church & Dwight Co., Inc.	22,528,953	118,602,000

	Packaged Foods & Meats (1.10%)
750,000	TreeHouse Foods, Inc.[1]	26,305,223	65,392,500

Total Consumer Staples		127,286,613	254,164,090

Shares		Cost	Value
Common Stocks (continued)
Financials (21.29%)
	Asset Management & Custody Banks (4.11%)
1,500,000	The Carlyle Group	$32,844,320	$23,355,000
2,175,000	Cohen & Steers, Inc.	55,319,497	92,981,250
2,250,000	Financial Engines, Inc.	63,928,705	66,847,500
1,455,195	Oaktree Capital Group, LLC	65,648,565	61,700,268

		217,741,087	244,884,018

	Financial Exchanges & Data (8.97%)
1,600,000	FactSet Research Systems, Inc.	80,624,740	259,360,000
1,200,000	Morningstar, Inc.	31,380,846	95,124,000
2,150,000	MSCI, Inc.	42,521,078	180,471,000

		154,526,664	534,955,000

	Investment Banking & Brokerage (0.63%)
850,000	Moelis & Co., Cl A	24,886,289	22,856,500
975,000	Virtu Financial, Inc., Cl A	19,512,074	14,595,750

		44,398,363	37,452,250

	Life & Health Insurance (2.22%)
2,500,000	Primerica, Inc.[4]	57,555,497	132,575,000

	Property & Casualty Insurance (5.18%)
3,900,000	Arch Capital Group Ltd.[1,2]	38,002,752	309,114,000

	Thrifts & Mortgage Finance (0.18%)
400,000	Essent Group, Ltd.[1,2]	9,483,065	10,644,000

Total Financials		521,707,428	1,269,624,268

Health Care (9.97%)
	Biotechnology (0.18%)
350,000	Juno Therapeutics, Inc.[1]	10,846,807	10,503,500

	Health Care Equipment (3.40%)
1,800,000	IDEXX Laboratories, Inc.[1]	28,558,026	202,914,000

	Health Care Supplies (1.59%)
365,038	Neogen Corp.[1]	8,075,677	20,420,226
1,000,000	West Pharmaceutical Services, Inc.	34,882,531	74,500,000

		42,958,208	94,920,226

	Health Care Technology (1.34%)
5,426,517	Inovalon Holdings, Inc., CI A1	113,703,130	79,824,065

	Life Sciences Tools & Services (3.46%)
960,943	Bio-Techne Corporation	54,172,122	105,223,258
240,000	Mettler-Toledo International, Inc.[1]	11,081,574	100,759,200

		65,253,696	205,982,458

Total Health Care		261,319,867	594,144,249

Industrials (7.08%)
	Building Products (4.02%)
2,090,000	Caesarstone Ltd.[1,2,4]	43,041,952	78,813,900
1,498,500	Masonite International Corp.[1,2]	84,509,237	93,161,745
1,150,000	Trex Company, Inc.[1]	42,309,066	67,528,000

		169,860,255	239,503,645

	Industrial Machinery (2.58%)
1,245,000	The Middleby Corp.[1]	35,550,035	153,906,900

16	See Notes to Financial Statements.

September 30, 2016	Baron Growth Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Trading Companies & Distributors (0.48%)
1,000,000	Air Lease Corp.	$23,203,508	$28,580,000

Total Industrials		228,613,798	421,990,545

Information Technology (21.84%)
	Application Software (7.99%)
1,850,000	ANSYS, Inc.[1]	44,326,673	171,328,500
1,198,796	Guidewire Software, Inc.[1]	39,188,028	71,903,784
1,360,000	Pegasystems, Inc.	19,649,439	40,106,400
6,000,000	SS&C Technologies Holdings, Inc.	50,581,459	192,900,000

		153,745,599	476,238,684

	Data Processing & Outsourced Services (2.84%)
3,000,000	MAXIMUS, Inc.	57,528,621	169,680,000

	Electronic Components (0.61%)
282,658	Littelfuse, Inc.	31,793,095	36,409,177

	Internet Software & Services (5.19%)
2,324,374	Benefitfocus, Inc.[1,4]	86,529,482	92,789,010
999,653	CoStar Group, Inc.[1]	44,116,616	216,454,864

		130,646,098	309,243,874

	IT Consulting & Other Services (5.21%)
2,000,000	Booz Allen Hamilton Holding Corp.	22,614,948	63,220,000
2,800,000	Gartner, Inc.[1]	44,694,145	247,660,000

		67,309,093	310,880,000

Total Information Technology		441,022,506	1,302,451,735

Real Estate (8.24%)
	Diversified REITs (0.52%)
712,000	American Assets Trust, Inc.	13,451,727	30,886,560

	Office REITs (3.18%)
125,000	Alexander’s, Inc.[5]	24,384,557	52,450,000
3,750,000	Douglas Emmett, Inc.	50,560,518	137,362,500

		74,945,075	189,812,500

	Specialized REITs (4.54%)
750,000	Alexandria Real Estate Equities, Inc.[5]	27,827,790	81,577,500
5,650,000	Gaming and Leisure Properties, Inc.	128,845,460	188,992,500

		156,673,250	270,570,000

Total Real Estate		245,070,052	491,269,060

Telecommunication Services (1.02%)
	Alternative Carriers (1.02%)
7,493,437	Iridium Communications, Inc.[1,4]	45,709,971	60,771,774

Total Common Stocks		2,533,941,567	5,936,019,005

Shares		Cost	Value
Preferred Stocks (0.21%)
Telecommunication Services (0.21%)
	Alternative Carriers (0.21%)
41,074	Iridium Communications, Inc., Series B, 6.75%[4,6]	$10,268,500	$12,353,827

Private Equity Investments (0.02%)
Financials (0.02%)
	Asset Management & Custody Banks (0.02%)
2,375,173	Windy City Investments Holdings, L.L.C.[1,3,5,7]	0	1,068,828

Principal Amount
Short Term Investments (0.08%)
$4,927,324	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2016, 0.03% due 10/3/2016; Proceeds at maturity - $4,927,337; (Fully collateralized by $45,000 U.S. Treasury Note, 0.125% due 7/15/2026; Market value - $45,788 and $4,865,000 U.S. Treasury Note, 1.50% due 5/31/2020; Market value - $4,980,544)[6]	4,927,324	4,927,324

Total Investments (99.86%)		$2,549,137,391	5,954,368,984

Cash and Other Assets Less Liabilities (0.14%)			8,415,691

Net Assets			$5,962,784,675

Retail Shares (Equivalent to $67.13 per share based on 43,457,207 shares outstanding)			$2,917,194,458

Institutional Shares (Equivalent to $68.42 per share based on 44,481,079 shares outstanding)			$3,043,257,679

R6 Shares (Equivalent to $68.42 per share based on 34,091 shares outstanding)			$2,332,538

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2016, the market value of restricted and fair valued securities amounted to $1,068,828 or 0.02% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2016

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (99.10%)
Consumer Discretionary (17.66%)
	Automotive Retail (0.61%)
350,000	Monro Muffler Brake, Inc.	$18,224,623	$21,409,500

	Cable & Satellite (2.87%)
150,000	Liberty Broadband Corporation, Cl A1	621,053	10,524,000
300,000	Liberty Broadband Corporation, Cl C1	1,184,602	21,444,000
300,000	Liberty SiriusXM Group, Cl A1	626,689	10,194,000
1,200,000	Liberty SiriusXM Group, Cl C1	2,632,540	40,092,000
1,000,000	MSG Networks Inc., Cl A1	7,003,117	18,610,000

		12,068,001	100,864,000

	Casinos & Gaming (1.66%)
1,700,000	Penn National Gaming, Inc.[1]	9,389,959	23,069,000
1,500,000	Red Rock Resorts, Inc., Cl A	29,954,187	35,385,000

		39,344,146	58,454,000

	Education Services (6.10%)
2,100,000	Bright Horizons Family Solutions, Inc.[1]	70,667,886	140,469,000
500,000	Houghton Mifflin Harcourt Company[1]	11,462,500	6,705,000
3,082,500	Nord Anglia Education, Inc.[1,2]	56,533,962	67,136,850

		138,664,348	214,310,850

	Movies & Entertainment (1.81%)
750,000	Liberty Media Group, Cl C1	10,168,679	21,105,000
250,000	The Madison Square Garden Company, Cl A1	13,336,231	42,352,500

		23,504,910	63,457,500

	Restaurants (3.51%)
1,050,000	BJ’s Restaurants, Inc.[1]	38,592,640	37,327,500
950,000	The Cheesecake Factory, Inc.	18,719,871	47,557,000
416,639	The Habit Restaurants, Inc., Cl A1	7,211,445	5,832,946
725,000	Wingstop Inc.[1]	17,308,455	21,242,500
500,000	Zoe’s Kitchen, Inc.[1]	14,991,333	11,095,000

		96,823,744	123,054,946

	Specialty Stores (1.10%)
2,250,000	Party City Holdco, Inc.[1]	32,984,775	38,520,000

Total Consumer Discretionary		361,614,547	620,070,796

Consumer Staples (0.53%)
	Food Distributors (0.53%)
1,680,563	The Chefs’ Warehouse, Inc.[1,3]	25,544,604	18,721,472

Energy (2.15%)
	Oil & Gas Storage & Transportation (2.15%)
400,000	Dominion Midstream Partners, L.P.	8,400,000	9,564,000
800,000	PBF Logistics LP	20,465,744	15,856,000
3,250,000	Scorpio Tankers Inc.[2]	26,975,000	15,047,500
800,000	Valero Energy Partners LP	23,241,891	34,952,000

Total Energy		79,082,635	75,419,500

Financials (2.49%)
	Asset Management & Custody Banks (0.84%)
1,000,000	Financial Engines, Inc.	14,907,587	29,710,000

	Financial Exchanges & Data (0.69%)
800,000	Bats Global Markets, Inc.	19,189,803	24,104,000

Shares		Cost	Value
Common Stocks (continued)
Financials (continued)
	Investment Banking & Brokerage (0.96%)
1,250,000	Moelis & Co., Cl A	$34,517,401	$33,612,500

Total Financials		68,614,791	87,426,500

Health Care (20.76%)
	Biotechnology (0.47%)
1,500,000	Abcam plc (United Kingdom)[2]	14,075,553	16,331,482

	Health Care Equipment (7.43%)
638,900	Cantel Medical Corp.	26,883,023	49,821,422
800,000	DexCom, Inc.[1]	10,765,337	70,128,000
1,250,000	IDEXX Laboratories, Inc.[1]	20,109,293	140,912,500

		57,757,653	260,861,922

	Health Care Facilities (0.50%)
1,000,000	Brookdale Senior Living, Inc.[1]	14,153,304	17,450,000

	Health Care Services (0.84%)
1,050,000	Diplomat Pharmacy, Inc.[1]	30,411,577	29,410,500

	Health Care Supplies (1.07%)
1,500,000	The Spectranetics Corporation[1]	41,833,030	37,635,000

	Health Care Technology (1.60%)
205,246	HealthStream, Inc.[1]	5,373,042	5,664,790
1,250,000	Press Ganey Holdings, Inc.[1]	32,680,408	50,500,000

		38,053,450	56,164,790

	Life Sciences Tools & Services (7.50%)
850,000	ICON plc[1,2]	24,477,343	65,764,500
1,300,000	INC Research Holdings, Inc., Cl A1	32,616,022	57,954,000
600,000	Medpace Holdings, Inc.[1]	15,481,352	17,916,000
150,000	Mettler-Toledo International, Inc.[1]	7,800,479	62,974,500
125,000	Patheon N.V.[1,2]	2,625,000	3,703,750
975,000	PRA Health Sciences, Inc.[1]	18,227,335	55,097,250

		101,227,531	263,410,000

	Managed Health Care (1.35%)
1,250,000	HealthEquity, Inc.[1]	21,851,092	47,312,500

Total Health Care		319,363,190	728,576,194

Industrials (21.15%)
	Aerospace & Defense (6.55%)
750,000	DigitalGlobe, Inc.[1]	21,329,051	20,625,000
571,100	Mercury Systems, Inc.[1]	11,768,971	14,031,927
675,000	TransDigm Group, Inc.[1]	161,351	195,156,000

		33,259,373	229,812,927

	Diversified Support Services (0.68%)
600,000	Healthcare Services Group, Inc.	18,079,930	23,748,000

	Electrical Components & Equipment (3.39%)
450,000	Acuity Brands, Inc.	22,758,773	119,070,000

	Environmental & Facilities Services (3.40%)
1,600,000	Waste Connections, Inc.[2]	104,800,000	119,520,000

	Human Resource & Employment Services (2.33%)
2,250,000	On Assignment, Inc.[1]	59,412,815	81,652,500

18	See Notes to Financial Statements.

September 30, 2016	Baron Small Cap Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)
	Industrial Machinery (3.05%)
1,250,000	Manitowoc Foodservice, Inc.[1]	$20,508,081	$20,275,000
450,000	Nordson Corp.	12,849,083	44,833,500
550,000	RBC Bearings, Incorporated[1]	36,858,765	42,064,000

		70,215,929	107,172,500

	Trading Companies & Distributors (1.75%)
800,000	SiteOne Landscape Supply, Inc.[1]	20,294,503	28,744,000
1,500,000	Univar, Inc.[1]	28,724,692	32,775,000

		49,019,195	61,519,000

Total Industrials		357,546,015	742,494,927

Information Technology (22.51%)
	Application Software (9.22%)
2,000,000	ACI Worldwide, Inc.[1]	23,764,901	38,760,000
1,200,000	Aspen Technology, Inc.[1]	46,594,815	56,148,000
1,600,000	Guidewire Software, Inc.[1]	45,300,514	95,968,000
650,000	The Ultimate Software Group, Inc.[1]	15,149,427	132,853,500

		130,809,657	323,729,500

	Data Processing & Outsourced Services (3.86%)
500,000	FleetCor Technologies, Inc.[1]	11,958,330	86,865,000
450,000	WEX, Inc.[1]	18,982,530	48,640,500

		30,940,860	135,505,500

	Electronic Equipment & Instruments (1.96%)
1,300,000	Cognex Corp.	24,881,749	68,718,000

	Internet Software & Services (0.44%)
500,000	comScore, Inc.[1]	16,608,298	15,330,000

	IT Consulting & Other Services (5.29%)
1,500,000	Acxiom Corp.[1]	33,527,700	39,975,000
1,650,000	Gartner, Inc.[1]	28,699,533	145,942,500

		62,227,233	185,917,500

	Technology Hardware, Storage & Peripherals (1.74%)
1,250,000	Electronics For Imaging, Inc.[1]	53,031,020	61,150,000

Total Information Technology		318,498,817	790,350,500

Materials (4.00%)
	Commodity Chemicals (0.23%)
358,200	Westlake Chemical Partners LP	8,720,187	8,181,288

	Construction Materials (1.24%)
2,350,000	Summit Materials, Inc., Cl A1	48,792,071	43,592,500

	Diversified Metals & Mining (0.45%)
1,750,000	Ferroglobe plc[2]	17,363,844	15,802,500

	Metal & Glass Containers (1.25%)
1,000,000	Berry Plastics Group, Inc.[1]	15,852,147	43,850,000

	Specialty Chemicals (0.83%)
2,000,000	Flotek Industries, Inc.[1]	37,558,366	29,080,000

Total Materials		128,286,615	140,506,288

Shares		Cost	Value
Common Stocks (continued)
Real Estate (3.88%)
	Office REITs (0.46%)
150,000	SL Green Realty Corp.	$3,195,723	$16,215,000

	Real Estate Services (0.80%)
1,000,000	CBRE Group, Inc., Cl A1	4,648,855	27,980,000

	Specialized REITs (2.62%)
2,750,000	Gaming and Leisure Properties, Inc.	53,980,248	91,987,500

Total Real Estate		61,824,826	136,182,500

Telecommunication Services (3.97%)
	Integrated Telecommunication Services (2.88%)
900,000	SBA Communications Corp., Cl A1	3,631,383	100,944,000

	Wireless Telecommunication Services (1.09%)
128,175,543	PT Sarana Menara Nusantara Tbk. (Indonesia)[1,2]	26,734,407	38,302,400

Total Telecommunication Services		30,365,790	139,246,400

Total Common Stocks		1,750,741,830	3,478,995,077

Principal Amount
Short Term Investments (0.50%)
$17,649,821	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2016, 0.03% due 10/3/2016; Proceeds at maturity - $17,649,865; (Fully collateralized by $16,945,000 U.S. Treasury Note, 0.125% due 4/15/2017; Market value - $18,004,063)[4]	17,649,821	17,649,821

Total Investments (99.60%)		$1,768,391,651	3,496,644,898

Cash and Other Assets Less Liabilities (0.40%)			14,008,149

Net Assets			$3,510,653,047

Retail Shares (Equivalent to $30.59 per share based on 59,699,390 shares outstanding)			$1,826,340,231

Institutional Shares (Equivalent to $31.29 per share based on 53,709,965 shares outstanding)			$1,680,650,406

R6 Shares (Equivalent to $31.29 per share based on 117,047 shares outstanding)			$3,662,410

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	See Note 10 regarding “Affiliated” companies.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Opportunity Fund	September 30, 2016

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (99.99%)
Consumer Discretionary (22.83%)
	Apparel, Accessories & Luxury Goods (0.98%)
31,860	Under Armour, Inc., Cl A1	$405,396	$1,232,345
36,079	Under Armour, Inc., Cl C1	550,411	1,221,635

		955,807	2,453,980

	Automobile Manufacturers (3.25%)
40,000	Tesla Motors, Inc.[1,3]	8,209,677	8,161,200

	Internet & Direct Marketing Retail (15.92%)
22,400	Amazon.com, Inc.[1]	8,139,143	18,755,744
89,500	Ctrip.com International Ltd., ADR[1,2]	4,100,311	4,168,015
43,500	Expedia, Inc.	4,751,407	5,077,320
69,500	Netflix, Inc.[1]	3,579,910	6,849,225
3,450	The Priceline Group, Inc.[1]	549,720	5,076,640

		21,120,491	39,926,944

	Movies & Entertainment (2.68%)
397,815	Manchester United plc, Cl A2	6,557,977	6,715,117

Total Consumer Discretionary		36,843,952	57,257,241

Energy (1.33%)
	Oil & Gas Exploration & Production (1.33%)
24,215	Concho Resources, Inc.[1]	2,185,653	3,325,930

Financials (5.50%)
	Financial Exchanges & Data (1.88%)
28,500	MarketAxess Holdings, Inc.	2,863,177	4,719,315

	Insurance Brokers (1.64%)
31,000	Willis Towers Watson plc[2]	3,826,330	4,115,870

	Investment Banking & Brokerage (1.98%)
157,000	The Charles Schwab Corp.	4,626,841	4,956,490

Total Financials		11,316,348	13,791,675

Health Care (10.05%)
	Biotechnology (2.83%)
15,200	Alexion Pharmaceuticals, Inc.[1]	2,237,903	1,862,608
59,500	Foundation Medicine, Inc.[1]	1,426,387	1,389,325
41,500	Juno Therapeutics, Inc.[1]	1,260,571	1,245,415
56,500	Sage Therapeutics, Inc.[1]	1,834,056	2,601,825

		6,758,917	7,099,173

	Health Care Equipment (1.17%)
77,500	Glaukos Corporation[1]	2,497,350	2,924,850

	Health Care Technology (3.02%)
20,500	athenahealth, Inc.[1]	2,715,115	2,585,460
123,500	Press Ganey Holdings, Inc.[1]	3,837,054	4,989,400

		6,552,169	7,574,860

	Life Sciences Tools & Services (2.17%)
29,915	Illumina, Inc.[1]	1,246,320	5,434,359

	Pharmaceuticals (0.86%)
319,000	TherapeuticsMD, Inc.[1]	2,464,471	2,172,390

Total Health Care		19,519,227	25,205,632

Shares		Cost	Value
Common Stocks (continued)
Industrials (1.47%)
	Research & Consulting Services (1.47%)
45,290	Verisk Analytics, Inc.[1]	$2,112,281	$3,681,171

Information Technology (54.34%)
	Application Software (10.33%)
52,250	ANSYS, Inc.[1]	1,177,759	4,838,873
204,000	Guidewire Software, Inc.[1]	5,169,138	12,235,920
89,000	Mobileye N.V.[1,2]	3,787,282	3,788,730
70,780	salesforce.com, Inc.[1]	4,298,376	5,048,737

		14,432,555	25,912,260

	Data Processing & Outsourced Services (4.21%)
50,000	Mastercard Incorporated, Cl A (formerly, MasterCard, Inc., Cl A)	4,137,488	5,088,500
66,000	Visa, Inc., Cl A	4,793,693	5,458,200

		8,931,181	10,546,700

	Internet Software & Services (24.12%)
50,200	Alibaba Group Holding Ltd., ADR[1,2]	3,555,108	5,310,658
8,975	Alphabet Inc., Cl A1	5,199,071	7,216,439
11,350	Alphabet Inc., Cl C1	7,058,159	8,822,241
248,214	Benefitfocus, Inc.[1]	8,941,294	9,908,703
57,233	CoStar Group, Inc.[1]	2,507,281	12,392,661
67,000	Facebook, Inc., Cl A1	4,492,756	8,594,090
108,410	The Trade Desk, Inc., Cl A1	1,951,380	3,166,656
146,500	Zillow Group, Inc., Cl C1	3,518,359	5,076,225

		37,223,408	60,487,673

	IT Consulting & Other Services (7.21%)
334,500	Acxiom Corp.[1]	5,214,843	8,914,425
103,644	Gartner, Inc.[1]	1,647,037	9,167,312

		6,861,880	18,081,737

	Semiconductors (1.93%)
111,700	Mellanox Technologies Ltd.[1,2]	4,560,121	4,831,025

	Systems Software (6.54%)
87,000	FireEye, Inc.[1]	1,316,358	1,281,510
33,500	Qualys, Inc.[1]	1,174,583	1,279,365
63,000	Red Hat, Inc.[1]	2,833,222	5,092,290
87,400	ServiceNow, Inc.[1]	5,648,909	6,917,710
70,000	Talend SA, ADR[1,2]	1,260,000	1,831,200

		12,233,072	16,402,075

Total Information Technology		84,242,217	136,261,470

Real Estate (2.77%)
	Specialized REITs (2.77%)
19,310	Equinix, Inc.	369,721	6,956,428

Telecommunication Services (1.70%)
	Integrated Telecommunication Services (1.70%)
38,000	SBA Communications Corp., Cl A1	127,095	4,262,080

Total Common Stocks		156,716,494	250,741,627

20	See Notes to Financial Statements.

September 30, 2016	Baron Opportunity Fund

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2016

Shares		Cost	Value
Short Term Investments (1.04%)
Securities Lending Collateral (1.04%)
2,612,201	State Street Navigator Securities Lending Prime Portfolio[4,5]	$2,612,201	$2,612,201

Total Investments (101.03%)		$159,328,695	253,353,828

Liabilities Less Cash and Other Assets (-1.03%)			(2,584,526)

Net Assets			$250,769,302

Retail Shares (Equivalent to $16.87 per share based on 12,274,550 shares outstanding)			$207,026,016

Institutional Shares (Equivalent to $17.27 per share based on 2,507,760 shares outstanding)			$43,307,491

R6 Shares (Equivalent to $17.28 per share based on 25,224 shares outstanding)			$435,795

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The value of all securities loaned at September 30, 2016 amounted to $2,603,015 or 1.04% of net assets. See Note 2d regarding Securities Lending.
[4]	Represents investment of cash collateral received from securities lending transactions. See Note 2d regarding Securities Lending.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	September 30, 2016

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (100.06%)
Consumer Discretionary (31.62%)
	Apparel, Accessories & Luxury Goods (1.34%)
62,036	Under Armour, Inc., Cl C1	$2,367,366	$2,100,539

	Cable & Satellite (2.70%)
24,450	Naspers Limited, Cl N (South Africa)[2]	3,602,327	4,232,037

	Internet & Direct Marketing Retail (22.90%)
29,201	Amazon.com, Inc.[1]	7,658,239	24,450,289
69,762	Ctrip.com International Ltd., ADR[1,2]	2,008,826	3,248,817
15,593	Expedia, Inc.	1,823,327	1,820,015
4,337	The Priceline Group, Inc.[1]	2,941,040	6,381,852

		14,431,432	35,900,973

	Restaurants (4.68%)
69,960	Starbucks Corp.	1,929,195	3,787,634
39,182	YUM! Brands, Inc.	2,401,067	3,558,118

		4,330,262	7,345,752

Total Consumer Discretionary		24,731,387	49,579,301

Energy (1.62%)
	Oil & Gas Exploration & Production (1.62%)
18,548	Concho Resources, Inc.[1]	1,774,387	2,547,568

Financials (7.95%)
	Asset Management & Custody Banks (2.25%)
100,307	Brookfield Asset Management, Inc., Cl A2	2,126,719	3,528,800

	Financial Exchanges & Data (2.37%)
35,570	CME Group, Inc.	2,088,336	3,717,777

	Investment Banking & Brokerage (1.73%)
86,153	The Charles Schwab Corp.	2,446,873	2,719,850

	Regional Banks (1.60%)
32,429	First Republic Bank	2,292,567	2,500,600

Total Financials		8,954,495	12,467,027

Health Care (11.71%)
	Biotechnology (3.75%)
20,563	Alexion Pharmaceuticals, Inc.[1]	3,354,213	2,519,790
5,423	Biogen, Inc.[1]	1,581,967	1,697,562
4,113	Regeneron Pharmaceuticals, Inc.[1]	1,197,729	1,653,508

		6,133,909	5,870,860

	Health Care Technology (0.92%)
11,456	athenahealth, Inc.[1]	1,553,929	1,444,830

	Life Sciences Tools & Services (3.91%)
33,727	Illumina, Inc.[1]	1,236,258	6,126,847

	Pharmaceuticals (3.13%)
13,470	Allergan plc[1,2]	3,705,893	3,102,276
33,560	Bristol-Myers Squibb Co.	2,161,739	1,809,555

		5,867,632	4,911,831

Total Health Care		14,791,728	18,354,368

Industrials (1.45%)
	Research & Consulting Services (1.45%)
27,873	Verisk Analytics, Inc.[1]	1,078,509	2,265,517

Shares		Cost	Value
Common Stocks (continued)
Information Technology (38.80%)
	Application Software (2.37%)
87,412	Mobileye N.V.[1,2]	$3,903,285	$3,721,129

	Data Processing & Outsourced Services (8.63%)
65,205	Mastercard Incorporated Cl A (formerly, MasterCard, Inc., Cl A)	3,418,561	6,635,913
83,299	Visa, Inc., Cl A	2,537,808	6,888,827

		5,956,369	13,524,740

	Internet Software & Services (17.63%)
93,957	Alibaba Group Holding Limited, ADR[1,2]	8,068,411	9,939,711
1,948	Alphabet Inc., Cl A1	280,365	1,566,309
10,046	Alphabet Inc., Cl C1	4,142,964	7,808,655
65,002	Facebook, Inc., Cl A1	1,611,512	8,337,807

		14,103,252	27,652,482

	IT Consulting & Other Services (1.03%)
23,271	EPAM Systems, Inc.[1]	1,572,685	1,612,913

	Semiconductor Equipment (2.04%)
29,187	ASML Holding N.V.[2]	1,960,743	3,198,311

	Systems Software (4.12%)
209,953	FireEye, Inc.[1]	6,104,501	3,092,608
41,711	Red Hat, Inc.[1]	2,111,294	3,371,500

		8,215,795	6,464,108

	Technology Hardware, Storage & Peripherals (2.98%)
41,344	Apple, Inc.	1,169,694	4,673,939

Total Information Technology		36,881,823	60,847,622

Materials (2.03%)
	Fertilizers & Agricultural Chemicals (2.03%)
31,146	Monsanto Co.	2,616,700	3,183,121

Real Estate (4.49%)
	Specialized REITs (4.49%)
19,555	Equinix, Inc.	3,178,515	7,044,689

Utilities (0.39%)
	Renewable Electricity (0.39%)
148,160	TerraForm Global, Inc., Cl A	2,070,544	608,938

Total Investments (100.06%)		$96,078,088	156,898,151

Liabilities Less Cash and Other Assets (-0.06%)			(90,775)

Net Assets			$156,807,376

Retail Shares (Equivalent to $19.35 per share based on 3,798,830 shares outstanding)			$73,498,964

Institutional Shares (Equivalent to $19.62 per share based on 4,175,559 shares outstanding)			$81,927,373

R6 Shares (Equivalent to $19.63 per share based on 70,371 shares outstanding)			$1,381,039

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

22	See Notes to Financial Statements.

September 30, 2016	Baron Discovery Fund

STATEMENT OF NET ASSETS

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (98.40%)
Consumer Discretionary (13.54%)
	Casinos & Gaming (2.76%)
55,000	Pinnacle Entertainment, Inc.[1]	$619,567	$678,700
22,000	Red Rock Resorts, Inc., Cl A	488,669	518,980

		1,108,236	1,197,680

	Education Services (1.71%)
34,000	Nord Anglia Education, Inc.[1,2]	726,402	740,520

	Movies & Entertainment (2.95%)
30,000	Liberty Media Group, Cl A1	691,840	859,500
25,000	Manchester United plc, Cl A2	462,000	422,000

		1,153,840	1,281,500

	Restaurants (5.53%)
130,000	Domino’s Pizza Group plc (United Kingdom)[2]	596,434	629,346
21,500	Sonic Corp.	577,908	562,870
36,000	Wingstop Inc.[1]	725,394	1,054,800
7,000	Zoe’s Kitchen, Inc.[1]	157,313	155,330

		2,057,049	2,402,346

	Specialty Stores (0.59%)
15,000	Party City Holdco, Inc.[1]	163,412	256,800

Total Consumer Discretionary		5,208,939	5,878,846

Consumer Staples (0.83%)
	Packaged Foods & Meats (0.83%)
575,000	Barfresh Food Group, Inc.[1]	287,500	359,375

Energy (0.51%)
	Oil & Gas Storage & Transportation (0.51%)
8,000	Noble Midstream Partners LP1	184,281	223,200

Financials (2.28%)
	Property & Casualty Insurance (2.28%)
45,000	Kinsale Capital Group, Inc.	763,140	990,000

Health Care (27.27%)
	Biotechnology (8.11%)
14,500	Adamas Pharmaceuticals, Inc.[1]	255,562	237,945
3,400	Cepheid[1]	116,108	179,146
38,000	Flexion Therapeutics, Inc.[1]	579,408	742,520
35,000	Foundation Medicine, Inc.[1]	762,652	817,250
40,000	Myriad Genetics, Inc.[1]	845,125	823,200
10,200	Sage Therapeutics, Inc.[1]	505,891	469,710
2,500	TESARO, Inc.[1]	111,975	250,600

		3,176,721	3,520,371

	Health Care Equipment (7.66%)
22,200	Glaukos Corporation[1]	531,097	837,828
16,000	Inogen, Inc.[1]	642,030	958,400
6,800	Nevro Corp.[1]	466,654	709,852
71,000	Novadaq Technologies, Inc.[1,2]	770,247	821,470

		2,410,028	3,327,550

	Health Care Supplies (5.33%)
103,500	Cerus Corp.[1]	574,480	642,735
106,700	Sientra, Inc.[1]	851,539	959,233
28,500	The Spectranetics Corporation[1]	599,333	715,065

		2,025,352	2,317,033

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Life Sciences Tools & Services (1.86%)
27,000	Medpace Holdings, Inc.[1]	$706,642	$806,220

	Managed Health Care (0.78%)
9,000	HealthEquity, Inc.[1]	186,306	340,650

	Pharmaceuticals (3.53%)
61,500	Neos Therapeutics, Inc.[1]	542,219	404,670
12,000	Pacira Pharmaceuticals, Inc.[1]	592,786	410,640
105,500	TherapeuticsMD, Inc.[1]	673,220	718,455

		1,808,225	1,533,765

Total Health Care		10,313,274	11,845,589

Industrials (12.68%)
	Aerospace & Defense (7.85%)
22,200	DigitalGlobe, Inc.[1]	609,015	610,500
86,500	The KEYW Holding Corporation[1]	765,813	954,960
75,000	Mercury Systems, Inc.[1]	1,169,061	1,842,750

		2,543,889	3,408,210

	Industrial Machinery (3.34%)
20,500	ESCO Technologies, Inc.	737,871	951,610
37,000	Kornit Digital Ltd.[1,2]	358,369	347,060
2,000	RBC Bearings Incorporated[1]	135,042	152,960

		1,231,282	1,451,630

	Trading Companies & Distributors (1.49%)
18,000	SiteOne Landscape Supply, Inc.[1]	672,831	646,740

Total Industrials		4,448,002	5,506,580

Information Technology (28.87%)
	Application Software (0.67%)
15,000	QAD, Inc., Cl B	264,427	292,500

	Electronic Equipment & Instruments (1.96%)
7,700	Coherent, Inc.[1]	609,723	851,158

	Internet Software & Services (11.55%)
126,000	Amber Road, Inc.[1]	1,076,329	1,215,900
13,000	Benefitfocus, Inc.[1]	345,148	518,960
4,000	comScore, Inc.[1]	150,803	122,640
22,000	Envestnet, Inc.[1]	817,234	801,900
170,000	JUST EAT plc (United Kingdom)[1,2]	880,530	1,181,051
40,000	Quotient Technology, Inc.[1]	428,360	532,400
22,000	The Trade Desk, Inc., Cl A1	453,608	642,620

		4,152,012	5,015,471

	IT Consulting & Other Services (1.72%)
28,000	Acxiom Corp.[1]	611,849	746,200

	Semiconductors (6.57%)
16,000	Impinj, Inc.[1]	243,887	598,720
43,000	MACOM Technology Solutions Holdings, Inc.[1]	1,426,821	1,820,620
10,000	Mellanox Technologies Ltd.[1,2]	404,130	432,500

		2,074,838	2,851,840

	Systems Software (6.40%)
48,000	Qualys, Inc.[1]	1,113,745	1,833,120
31,500	Varonis Systems, Inc.[1]	769,348	948,150

		1,883,093	2,781,270

Total Information Technology		9,595,942	12,538,439

See Notes to Financial Statements.	23

Baron Discovery Fund	September 30, 2016

STATEMENT OF NET ASSETS (Continued)

SEPTEMBER 30, 2016

Shares		Cost	Value
Common Stocks (continued)
Materials (2.70%)
	Commodity Chemicals (0.52%)
10,000	Westlake Chemical Partners LP	$220,309	$228,400

	Specialty Chemicals (2.18%)
65,000	Flotek Industries, Inc.[1]	752,442	945,100

Total Materials		972,751	1,173,500

Real Estate (9.72%)
	Diversified REITs (1.00%)
10,000	American Assets Trust, Inc.	343,960	433,800

	Industrial REITs (0.74%)
14,000	Rexford Industrial Realty, Inc.	273,244	320,460

	Office REITs (1.45%)
33,000	Easterly Government Properties, Inc.	587,950	629,640

	Real Estate Operating Companies (1.17%)
22,500	Kennedy-Wilson Holdings, Inc.	465,250	507,375

	Residential REITs (2.98%)
30,000	Education Realty Trust, Inc.	1,091,942	1,294,200

	Specialized REITs (2.38%)
31,000	Gaming and Leisure Properties, Inc.	795,601	1,036,950

Total Real Estate		3,557,947	4,222,425

Total Common Stocks		35,331,776	42,737,954

Warrants (0.14%)
Consumer Staples (0.14%)
	Packaged Foods & Meats (0.14%)
300,000	Barfresh Food Group, Inc. Warrants Exp 3/13/2020[1,3,4]	0	60,000

Principal Amount		Cost	Value
Short Term Investments (2.40%)
$1,043,014	Repurchase Agreement with Fixed Income Clearing Corp., dated 9/30/2016, 0.03% due 10/3/2016; Proceeds at maturity - $1,043,017; (Fully collateralized by $1,005,000 U.S. Treasury Note, 0.125% due 4/15/2017; Market value - $1,067,813)[4]	$1,043,014	$1,043,014

Total Investments (100.94%)		$36,374,790	43,840,968

Liabilities Less Cash and Other Assets (-0.94%)			(407,295)

Net Assets			$43,433,673

Retail Shares (Equivalent to $13.40 per share based on 1,387,075 shares outstanding)			$18,590,514

Institutional Shares (Equivalent to $13.50 per share based on 1,692,416 shares outstanding)			$22,849,128

R6 Shares (Equivalent to $13.50 per share based on 147,688 shares outstanding)			$1,994,031

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At September 30, 2016, the market value of restricted and fair valued securities amounted to $60,000 or 0.14% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

September 30, 2016	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund	Baron Discovery Fund
Assets:
Investments in securities, at value†*
Unaffiliated investments	$2,528,833,858	$5,000,249,549	$3,477,923,426	$253,353,828	$156,898,151	$43,840,968
“Affiliated” investments	—	954,119,435	18,721,472	—	—	—

Total investments, at value	2,528,833,858	5,954,368,984	3,496,644,898	253,353,828	156,898,151	43,840,968
Cash	—	—	—	—	55,517	164,193
Receivable for securities sold	11,516,807	8,975,812	31,380,838	1,337,524	460,677	—
Receivable for shares sold	685,468	38,875,079	2,318,274	65,862	84,008	65,597
Dividends and interest receivable	479,717	2,794,141	178,015	16,808	1,135	7,513
Prepaid expenses	14,514	35,840	21,788	1,647	953	5,264

	2,541,530,364	6,005,049,856	3,530,543,813	254,775,669	157,500,441	44,083,535

Liabilities:
Payable for securities purchased	5,570,245	—	665,454	1,064,650	460,873	578,941
Payable for shares redeemed	1,986,815	41,611,895	18,684,049	205,245	160,565	4,021
Trustee fees payable	24,851	63,831	39,723	3,013	1,593	476
Investment advisory fees payable (Note 4)	956	682	702	490	657	804
Distribution fees payable (Note 4)	940	287	262	592	662	629
Due to custodian bank	—	—	—	39,372	—	—
Payable for collateral on loaned securities	—	—	—	2,612,201	—	—
Accrued expenses and other payables	240,216	588,486	500,576	80,804	68,715	64,991

	7,824,023	42,265,181	19,890,766	4,006,367	693,065	649,862

Net Assets	$2,533,706,341	$5,962,784,675	$3,510,653,047	$250,769,302	$156,807,376	$43,433,673

Net Assets consist of:
Paid-in capital	$928,462,948	$1,931,729,296	$1,187,609,835	$132,817,455	$101,374,375	$44,917,162
Undistributed (accumulated) net investment income (loss)	(12,928,105)	5,881,500	(5,385,237)	(2,093,185)	(564,320)	4,889
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	111,787,706	619,942,056	600,175,202	26,019,899	(4,822,835)	(8,954,556)
Net unrealized appreciation on investments and foreign currency translations	1,506,383,792	3,405,231,823	1,728,253,247	94,025,133	60,820,156	7,466,178

Net Assets	$2,533,706,341	$5,962,784,675	$3,510,653,047	$250,769,302	$156,807,376	$43,433,673

Retail Shares:
Net Assets	$1,802,593,889	$2,917,194,458	$1,826,340,231	$207,026,016	$73,498,964	$18,590,514
Shares Outstanding ($0.01 par value; indefinite shares authorized)	29,709,807	43,457,207	59,699,390	12,274,550	3,798,830	1,387,075

Net Asset Value and Offering Price Per Share	$60.67	$67.13	$30.59	$16.87	$19.35	$13.40

Institutional Shares:
Net Assets	$723,308,839	$3,043,257,679	$1,680,650,406	$43,307,491	$81,927,373	$22,849,128
Shares Outstanding ($0.01 par value; indefinite shares authorized)	11,610,463	44,481,079	53,709,965	2,507,760	4,175,559	1,692,416

Net Asset Value and Offering Price Per Share	$62.30	$68.42	$31.29	$17.27	$19.62	$13.50

R6 Shares:
Net Assets	$7,803,613	$2,332,538	$3,662,410	$435,795	$1,381,039	$1,994,031
Shares Outstanding ($0.01 par value; indefinite shares authorized)	125,261	34,091	117,047	25,224	70,371	147,688

Net Asset Value and Offering Price Per Share	$62.30	$68.42	$31.29	$17.28	$19.63	$13.50

†Securities on loan, at value: Unaffiliated investments	—	—	—	$2,603,015	—	—

*Investments in securities, at cost:
Unaffiliated investments	$1,022,450,066	$2,085,595,192	$1,742,847,047	$159,328,695	$96,078,088	$36,374,790
“Affiliated” investments	—	463,542,199	25,544,604	—	—	—

Total investments, at cost	$1,022,450,066	$2,549,137,391	$1,768,391,651	$159,328,695	$96,078,088	$36,374,790

See Notes to Financial Statements.	25

Baron Funds	September 30, 2016

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2016

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund	Baron Discovery Fund
Investment income:
Income:
Dividends — unaffiliated investments	$22,038,978	$76,156,573	$24,511,321	$1,509,630	$1,243,784	$888,429
Dividends — “Affiliated” investments	—	12,785,926	864,800	—	—	—
Interest	13,028	21,894	19,140	397	771	404
Securities lending income, net	—	—	—	171,119	—	34,413
Foreign taxes withheld on dividends	(7,673)	(165,398)	(82,688)	—	(22,612)	—

Total income	22,044,333	88,798,995	25,312,573	1,681,146	1,221,943	923,246

Expenses:
Investment advisory fees (Note 4)	25,053,467	62,510,619	38,080,975	2,781,321	1,279,452	383,755
Distribution fees — Retail Shares (Note 4)	4,451,865	7,928,717	5,150,235	537,363	184,690	41,858
Shareholder servicing agent fees and expenses — Retail Shares	460,060	388,115	305,440	106,750	38,641	20,077
Shareholder servicing agent fees and expenses — Institutional Shares	45,973	251,605	102,367	15,720	14,414	11,180
Shareholder servicing agent fees and expenses — R6 Shares	102	31	40	1	17	3
Reports to shareholders	480,300	1,342,400	1,319,200	120,789	23,269	8,936
Trustee fees and expenses	104,684	270,550	169,819	12,655	6,244	2,056
Custodian and fund accounting fees	100,412	252,105	214,380	37,550	37,485	34,426
Professional fees	84,960	175,635	132,780	43,180	49,002	60,495
Registration and filing fees	75,360	170,900	112,760	52,408	56,160	40,660
Insurance expense	38,021	100,070	62,800	4,697	2,247	803
Line of credit fees	30,671	75,215	44,959	3,224	1,912	388
Administration fees	30,667	30,767	30,807	30,667	30,679	30,679
Miscellaneous expenses	2,182	2,646	2,181	1,946	2,182	1,921

Total operating expenses	30,958,724	73,499,375	45,728,743	3,748,271	1,726,394	637,237
Interest expense on borrowings	—	58,116	15,986	5,194	—	—

Total expenses	30,958,724	73,557,491	45,744,729	3,753,465	1,726,394	637,237
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	—	—	(26,978)	(88,766)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	—	—	(1,983)	(84,225)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	—	—	—	(41)	(288)

Net expenses	30,958,724	73,557,491	45,744,729	3,753,465	1,697,392	463,958

Net investment income (loss)	(8,914,391)	15,241,504	(20,432,156)	(2,072,319)	(475,449)	459,288

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — unaffiliated investments	115,016,633	748,425,001	629,182,627	26,752,679	(4,123,235)	(7,491,359)
Net realized loss on investments sold — “affiliated” investments	—	(71,124,175)	(17,691,917)	—	—	—
Net realized gain (loss) on foreign currency transactions	—	(17,481)	(24,944)	(12,731)	130	(1,258)
Change in net unrealized appreciation (depreciation) of:
Investments — unaffiliated investments	162,597,930	(508,029,868)	(133,492,878)	(1,100,597)	24,216,213	13,484,335
Investments — “affiliated” investments	—	246,935,725	5,731,352	—	—	—
Foreign currency translations	—	284	—	7	176	—

Net gain on investments	277,614,563	416,189,486	483,704,240	25,639,358	20,093,284	5,991,718

Net increase in net assets resulting from operations	$268,700,172	$431,430,990	$463,272,084	$23,567,039	$19,617,835	$6,451,006

26	See Notes to Financial Statements.

September 30, 2016	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(8,914,391)	$(15,418,133)	$15,241,504	$(19,752,780)	$(20,432,156)	$(26,980,905)
Net realized gain	115,016,633	269,032,336	677,283,345	552,833,946	611,465,766	443,594,008
Change in net unrealized appreciation (depreciation)	162,597,930	(189,082,861)	(261,093,859)	(359,029,017)	(127,761,526)	(586,321,621)

Increase (decrease) in net assets resulting from operations	268,700,172	64,531,342	431,430,990	174,052,149	463,272,084	(169,708,518)

Distributions to shareholders from:
Net investment income — Institutional Shares	—	—	—	(1,106,922)	—	—
Net realized gain on investments — Retail Shares	(192,857,983)	(128,715,478)	(300,771,852)	(181,241,449)	(249,256,906)	(188,750,105)
Net realized gain on investments — Institutional Shares	(75,706,896)	(43,991,472)	(292,771,461)	(166,769,276)	(200,060,422)	(120,185,266)
Net realized gain on investments — R6 Shares	(2,496)	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(268,567,375)	(172,706,950)	(593,543,313)	(349,117,647)	(449,317,328)	(308,935,371)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	74,173,128	95,568,365	209,973,033	323,388,894	159,998,217	388,800,393
Proceeds from the sale of shares — Institutional Shares	104,274,919	167,463,089	587,751,924	641,512,146	459,238,081	441,758,244
Proceeds from the sale of shares — R6 Shares	7,361,253	—	2,239,695	—	3,449,895	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	188,688,679	126,050,435	295,137,151	173,865,929	245,730,982	185,786,199
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	73,173,688	42,720,232	276,721,034	158,276,268	184,345,711	111,027,005
Net asset value of shares issued in reinvestment of distribution — R6 Shares	2,496	—	—	—	—	—
Cost of shares redeemed — Retail Shares	(260,675,946)	(337,413,358)	(1,016,386,109)	(972,620,308)	(1,178,412,830)	(887,923,738)
Cost of shares redeemed — Institutional Shares	(176,801,922)	(153,130,275)	(1,182,140,006)	(968,393,517)	(902,239,753)	(486,436,595)
Cost of shares redeemed — R6 Shares	—	—	(275)	—	—	—

Increase (decrease) in net assets derived from capital share transactions	10,196,295	(58,741,512)	(826,703,553)	(643,970,588)	(1,027,889,697)	(246,988,492)

Net increase (decrease) in net assets	10,329,092	(166,917,120)	(988,815,876)	(819,036,086)	(1,013,934,941)	(725,632,381)

Net Assets:
Beginning of year	2,523,377,249	2,690,294,369	6,951,600,551	7,770,636,637	4,524,587,988	5,250,220,369

End of year	$2,533,706,341	$2,523,377,249	$5,962,784,675	$6,951,600,551	$3,510,653,047	$4,524,587,988

Undistributed (accumulated) net investment income (loss) at end of year	$(12,928,105)	$(13,908,558)	$5,881,500	$(14,924,327)	$(5,385,237)	$(17,259,610)

Capital share transactions — Retail Shares
Shares sold	1,303,840	1,473,642	3,267,882	4,414,754	5,675,541	11,487,555
Shares issued in reinvestment of distributions	3,295,576	2,001,436	4,600,018	2,451,919	8,616,093	5,669,399
Shares redeemed	(4,527,322)	(5,219,116)	(15,856,841)	(13,268,194)	(40,336,749)	(26,221,732)

Net increase (decrease)	72,094	(1,744,038)	(7,988,941)	(6,401,521)	(26,045,115)	(9,064,778)

Capital share transactions — Institutional Shares
Shares sold	1,784,611	2,560,141	9,007,462	8,685,829	15,866,935	12,842,647
Shares issued in reinvestment of distributions	1,247,530	665,528	4,240,286	2,201,929	6,332,728	3,335,146
Shares redeemed	(2,984,894)	(2,296,846)	(18,424,376)	(13,025,855)	(30,763,117)	(14,129,055)

Net increase (decrease)	47,247	928,823	(5,176,628)	(2,138,097)	(8,563,454)	2,048,738

Capital share transactions — R6 Shares
Shares sold	125,217	—	34,095	—	117,047	—
Shares issued in reinvestment of dividends	44	—	—	—	—	—
Shares redeemed	—	—	(4)	—	—	—

Net increase	125,261	—	34,091	—	117,047	—

See Notes to Financial Statements.	27

Baron Funds	September 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Opportunity Fund		Baron Fifth Avenue Growth Fund		Baron Discovery Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,072,319)	$(4,018,062)	$(475,449)	$(499,576)	$459,288	$(677,369)
Net realized gain (loss)	26,739,948	33,847,785	(4,123,105)	441,844	(7,492,617)	19,180
Change in net unrealized appreciation (depreciation)	(1,100,590)	(35,174,592)	24,216,389	(2,411,667)	13,484,335	(4,988,221)
Voluntary payment from Adviser	—	—	—	—	—	1,000

Increase (decrease) in net assets resulting from operations	23,567,039	(5,344,869)	19,617,835	(2,469,399)	6,451,006	(5,645,410)

Distributions to shareholders from:
Net investment income — Institutional Shares	—	—	—	(79,146)	—	—
Net realized gain on investments — Retail Shares	(23,538,224)	(17,591,512)	—	—	(362,976)	—
Net realized gain on investments — Institutional Shares	(9,136,197)	(5,979,441)	—	—	(338,882)	—

Decrease in net assets from distributions to shareholders	(32,674,421)	(23,570,953)	—	(79,146)	(701,858)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	20,711,733	24,450,321	13,334,709	30,130,384	3,325,323	15,598,029
Proceeds from the sale of shares — Institutional Shares	4,351,441	16,424,967	21,707,323	27,061,247	9,434,873	22,894,906
Proceeds from the sale of shares — R6 Shares	434,469	—	1,259,756	—	1,982,543	—
Net asset value of shares issued in reinvestment of distributions — Retail Shares	22,746,010	17,114,214	—	—	360,715	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	8,314,026	5,342,650	—	76,309	271,096	—
Cost of shares redeemed — Retail Shares	(63,302,681)	(119,028,608)	(20,733,353)	(10,542,794)	(8,059,970)	(10,521,215)
Cost of shares redeemed — Institutional Shares	(57,314,953)	(32,006,588)	(24,613,301)	(7,166,092)	(43,422,332)	(13,864,646)

Increase (decrease) in net assets derived from capital share transactions	(64,059,955)	(87,703,044)	(9,044,866)	39,559,054	(36,107,752)	14,107,074

Net increase (decrease) in net assets	(73,167,337)	(116,618,866)	10,572,969	37,010,509	(30,358,604)	8,461,664

Net Assets:
Beginning of year	323,936,639	440,555,505	146,234,407	109,223,898	73,792,277	65,330,613

End of year	$250,769,302	$323,936,639	$156,807,376	$146,234,407	$43,433,673	$73,792,277

Undistributed (accumulated) net investment income (loss) at end of year	$(2,093,185)	$(3,223,971)	$(564,320)	$(593,509)	$4,889	$(569,671)

Capital share transactions — Retail Shares
Shares sold	1,289,427	1,309,126	751,628	1,659,301	278,949	1,164,596
Shares issued in reinvestment of distributions	1,353,124	958,779	—	—	32,007	—
Shares redeemed	(3,926,468)	(6,511,280)	(1,179,010)	(595,045)	(712,512)	(798,545)

Net increase (decrease)	(1,283,917)	(4,243,375)	(427,382)	1,064,256	(401,556)	366,051

Capital share transactions — Institutional Shares
Shares sold	259,249	872,035	1,180,779	1,469,358	738,254	1,737,309
Shares issued in reinvestment of distributions	483,936	294,523	—	4,309	23,885	—
Shares redeemed	(3,493,332)	(1,696,533)	(1,376,764)	(395,923)	(3,886,277)	(1,081,594)

Net increase (decrease)	(2,750,147)	(529,975)	(195,985)	1,077,744	(3,124,138)	655,715

Capital share transactions — R6 Shares
Shares sold	25,224	—	70,371	—	147,688	—
Shares issued in reinvestment of dividends	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—

Net increase	25,224	—	70,371	—	147,688	—

28	See Notes to Financial Statements.

September 30, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987, and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Trust currently offers six series (individually, a “Fund” and collectively, the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund.

Each Fund offers Retail Shares, Institutional Shares and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

The investment goals of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron Opportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in securities of large-sized growth companies.

Baron Discovery Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (“NYSE”) on any day the NYSE is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than 60 days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their net asset value each day.

Baron Funds	September 30, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at the NAV Calculation Time. As a result, the Adviser may use a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

The information required to be disclosed by the FASB Accounting Standards Update No. 2011-11 (“ASU No. 2011-11”), Disclosures about Offsetting Assets and Liabilities for the Funds’ securities lending agreement at September 30, 2016, including the market value of securities on loan and the amount of collateral, can be found in each respective Fund’s Statement of Assets and Liabilities. The Funds did not hold derivatives or participate in securities borrowing activities at September 30, 2016. All securities on loan are classified as common stocks in the Funds’ Statements of Net Assets as of September 30, 2016 with a contractual maturity of overnight and continuous.

At September 30, 2016, Baron Opportunity Fund had securities on loan with values of $2,603,015 and held $2,612,201 of short term investments as collateral for these loans.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by ASU No. 2011-11 for the Funds’ investments in repurchase agreements at September 30, 2016, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

September 30, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities of MLPs also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred.

j) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2016 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$308,912,596	$508,960,185
Baron Growth Fund	291,230,434	1,713,927,697
Baron Small Cap Fund	385,013,461	1,756,623,067
Baron Opportunity Fund	90,152,789	171,636,809
Baron Fifth Avenue Growth Fund	29,487,486	33,898,416
Baron Discovery Fund	34,145,498	69,097,820

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Discovery Fund equal to 1% per annum of the average daily net assets of the respective Funds. Prior to May 10, 2016, the Adviser received a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.90% per annum for daily net assets under $1 billion, 0.85% per annum for daily net assets greater than $1 billion but less than $2 billion and 0.80% per annum for daily net assets greater than $2 billion. Effective May 10, 2016, the Adviser receives a fee payable monthly from Baron Fifth Avenue Growth Fund equal to 0.70% per annum of the daily net assets.

For Baron Opportunity Fund and Baron Discovery Fund, the Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.50% and 1.35% of average daily net assets of the Retail Shares, 1.25% and 1.10% of average daily net assets of the Institutional Shares, and 1.24% and 1.09% of average daily net assets of R6 Shares, respectively. Prior to May 10, 2016, the Adviser had contractually agreed to reduce its fee for Baron Fifth Avenue Growth Fund, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.30%, 1.05% and 1.04% of average daily net assets of the Retail Shares, Institutional Shares and R6 Shares, respectively. Effective May 10, 2016, the Adviser has contractually agreed to reduce its fee for Baron Fifth Avenue Growth Fund, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) to 1.10%, 0.85% and 0.84% of average daily net assets of the Retail Shares, Institutional Shares, and R6 Shares, respectively.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

Baron Funds	September 30, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Voluntary Payment.  In January 2015, the Adviser made a voluntary payment to Baron Discovery Fund in the amount of $1,000 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

f) Cross-Trades.   The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other funds in the Baron Select Funds, and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of the respective Baron Fund under certain limited circumstances by virtue of having a common investment adviser, common officer, or common Trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended September 30, 2016, the Funds engaged in the following cross-trades, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
Baron Asset Fund	$—	$3,036,100	$(3,290,594)
Baron Growth Fund	15,359,983	44,100,771	(43,142,356)
Baron Small Cap Fund	1,228,799	1,346,332	724,065
Baron Opportunity Fund	—	1,874,824	82,649
Baron Discovery Fund	462,000	391,335	(10,893)

5. LINE OF CREDIT

The Funds, together with other funds in Baron Select Funds Trust (except Baron Partners Fund), participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the one month LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended September 30, 2016, Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund had borrowings under the line of credit and incurred interest expense of $58,116, $15,986 and $5,194, respectively. For the 85 days during which there were borrowings, Baron Growth Fund had an average daily balance on the line of credit of $17.5 million at a weighted average interest rate of 1.43%. For the 16 days during which there were borrowings, Baron Small Cap Fund had an average daily balance on the line of credit of $28.6 million at a weighted average interest rate of 1.28%. For the 56 days during which there were borrowings, Baron Opportunity Fund had an average daily balance on the line of credit of $2.4 million at a weighted average interest rate of 1.44%.

6. RESTRICTED SECURITIES

At September 30, 2016, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2016, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Asset Fund
Name of Issuer	Acquisition Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	$3,175,300

(Cost $0) (0.13% of Net Assets)
	Baron Growth Fund
Name of Issuer	Acquisition Date(s)	Value
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	$1,068,828

(Cost $0) (0.02% of Net Assets)

September 30, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Discovery Fund
Name of Issuer	Acquisition Date(s)	Value
Warrants
Barfresh Food Group, Inc., Warrants Exp 3/13/2020	2/23/2015	$60,000

(Cost $0) (0.14% of Net Assets)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Funds’ investments carried at fair value:

	Baron Asset Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,513,485,570	$—	$—	$2,513,485,570
Private Equity Investments	—	—	3,175,300	3,175,300
Short Term Investments	—	12,172,988	—	12,172,988

Total Investments	$2,513,485,570	$12,172,988	$3,175,300	$2,528,833,858

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2016.

†	See Statements of Net Assets for additional detailed categorizations.

Baron Funds	September 30, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$5,936,019,005	$—	$—	$5,936,019,005
Preferred Stocks	—	12,353,827	—	12,353,827
Private Equity Investments	—	—	1,068,828	1,068,828
Short Term Investments	—	4,927,324	—	4,927,324

Total Investments	$5,936,019,005	$17,281,151	$1,068,828	$5,954,368,984

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2016.

	Baron Small Cap Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,478,995,077	$—	$—	$3,478,995,077
Short Term Investments	—	17,649,821	—	17,649,821

Total Investments	$3,478,995,077	$17,649,821	$—	$3,496,644,898

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2016.

	Baron Opportunity Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$250,741,627	$—	$—	$250,741,627
Short Term Investments	—	2,612,201	—	2,612,201

Total Investments	$250,741,627	$2,612,201	$—	$253,353,828

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on September 30, 2016. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended September 30, 2016.

	Baron Fifth Avenue Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$156,898,151	$—	$—	$156,898,151

Total Investments	$156,898,151	$—	$—	$156,898,151

$4,232,027 was transferred out of Level 2 into Level 1 at September 30, 2016 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at fair value as of the end of the period.

†	See Statements of Net Assets for additional detailed categorizations.

September 30, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Discovery Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$42,737,954	$—	$—	$42,737,954
Warrants	—	60,000	—	60,000
Short Term Investments	—	1,043,014	—	1,043,014

Total Investments	$42,737,954	$1,103,014	$—	$43,840,968

$1,181,051 was transferred out of Level 2 into Level 1 at September 30, 2016 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at fair value as of the end of the period.

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Asset Fund
Investments in Securities	Balance as of September 30, 2015	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of September 30, 2016	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2016
Private Equity Investments
Financials	$5,997,789	$—	$2,704,240	$(2,822,489)	$—	$(2,704,240)	$—	$—	$3,175,300	$(2,822,489)

Total	$5,997,789	$—	$2,704,240	$(2,822,489)	$—	$(2,704,240)	$—	$—	$3,175,300	$(2,822,489)

	Baron Growth Fund
Investments in Securities	Balance as of September 30, 2015	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of September 30, 2016	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at September 30, 2016
Private Equity Investments
Financials	$2,018,898	$—	$910,266	$(950,070)	$—	$(910,266)	$—	$—	$1,068,828	$(950,070)

Total	$2,018,898	$—	$910,266	$(950,070)	$—	$(910,266)	$—	$—	$1,068,828	$(950,070)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2016, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Baron Funds	September 30, 2016

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

Fund	Undistributed (Accumulated) Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-In Capital
Baron Asset Fund	$9,894,844	$640,621	$(10,535,465)
Baron Growth Fund	5,564,323	17,481	(5,581,804)
Baron Small Cap Fund	32,306,529	(3,567,345)	(28,739,184)
Baron Opportunity Fund	3,203,105	12,731	(3,215,836)
Baron Fifth Avenue Growth Fund	504,638	33,267	(537,905)
Baron Discovery Fund	115,272	112,240	(227,512)

As of September 30, 2016, the components of net assets on a tax basis were as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund	Baron Discovery Fund
Cost of investments	$1,025,057,386	$2,552,760,970	$1,764,320,021	$160,033,106	$96,100,941	$36,751,407

Gross tax unrealized appreciation	1,508,120,539	3,478,387,039	1,791,585,345	94,253,296	67,663,072	7,622,898
Gross tax unrealized depreciation	(4,344,067)	(76,779,025)	(59,260,468)	(932,574)	(6,865,862)	(533,337)

Net tax unrealized appreciation	1,503,776,472	3,401,608,014	1,732,324,877	93,320,722	60,797,210	7,089,561
Net tax unrealized currency appreciation	—	230	—	—	93	—
Undistributed net realized gain	114,391,992	629,457,837	602,731,561	26,724,310	—	—
Qualified late year loss deferral	(12,925,071)	(10,702)	(12,013,226)	(2,093,185)	(5,067,313)	(7,089,960)
Capital loss carryforwards	—	—	—	—	(296,989)	(1,483,090)
Paid-in capital	928,462,948	1,931,729,296	1,187,609,835	132,817,455	101,374,375	44,917,162

Net Assets	$2,533,706,341	$5,962,784,675	$3,510,653,047	$250,769,302	$156,807,376	$43,433,673

As of September 30, 2016, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron Opportunity Fund	Baron Fifth Avenue Growth Fund	Baron Discovery Fund
Short term capital loss carryforwards:
September 30, 2018	$—	$—	$—	$—	$85,567	$—
No expiration date	—	—	—	—	211,422	1,483,090

	$—	$—	$—	$—	$296,989	$1,483,090

Capital loss carryforward utilized during the year ended September 30, 2016	$—	$—	$—	$—	$—	$—

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Fund	Ordinary Income[1]	Long-Term Capital Gain	Ordinary Income[1]	Long-Term Capital Gain
Baron Asset Fund	$—	$268,567,375	$—	$172,706,950
Baron Growth Fund	—	593,543,313	1,103,459	348,014,188
Baron Small Cap Fund	—	449,317,328	—	308,935,371
Baron Opportunity Fund	—	32,674,421	—	23,570,953
Baron Fifth Avenue Growth Fund	—	—	79,146	—
Baron Discovery Fund	—	701,858	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

September 30, 2016	Baron Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At September 30, 2016, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of September 30, 2016, the officers, trustees, and portfolio managers owned, directly or indirectly, 16.4% of Baron Fifth Avenue Growth Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Fifth Avenue Growth Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON GROWTH FUND

Name of Issuer	Value at September 30, 2015	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at September 30, 2016	Value at September 30, 2016
“Affiliated” Company as of September 30, 2016:
Benefitfocus, Inc.	$72,636,688	$—	$—	$20,152,322	$—	$—	2,324,374	$92,789,010
Caesarstone Ltd.	51,680,000	13,075,792	335,115	14,360,012	33,211	—	2,090,000	78,813,900
Choice Hotels International, Inc.	143,307,375	—	—	(7,729,275)	—	2,466,150	3,007,500	135,578,100
Iridium Communications, Inc.	46,084,638	—	—	14,687,136	—	—	7,493,437	60,771,774
Iridium Communications, Inc., Series B, 6.75%	10,021,645	—	—	2,332,182	—	693,124	41,074	12,353,827
Marriott Vacations Worldwide Corp.	98,803,000	9,101,517	—	9,407,483	—	1,875,000	1,600,000	117,312,000
Primerica, Inc.	121,689,000	—	10,749,288	18,921,967	2,713,321	1,836,000	2,500,000	132,575,000
Vail Resorts, Inc.	216,143,264	—	—	107,782,560	—	5,915,652	2,064,800	323,925,824

	$760,365,610	$22,177,309	$11,084,403	$179,914,387	$2,746,532	$12,785,926		$954,119,435

No Longer an “Affiliated” Company as of September 30, 2016:
AO World plc (United Kingdom)	$63,686,752	$26,353,820	$54,344,607	$35,258,213	$(45,315,116)	$—	11,704,702	$25,639,062
ConforMIS, Inc.	32,697,431	12,312,305	12,897,282	660,765	(32,773,219)	—	—	—
Trex Company, Inc.	49,995,000	—	17,786,988	31,102,360	4,217,628	—	1,150,000	67,528,000

	$146,379,183	$38,666,125	$85,028,877	$67,021,338	$(73,870,707)	$—		$93,167,062

BARON SMALL CAP FUND

Name of Issuer	Value at September 30, 2015	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at September 30, 2016	Value at September 30, 2016
“Affiliated” Company as of September 30, 2016:
The Chefs’ Warehouse, Inc.	$28,320,000	$—	$3,701,457	$(3,200,234)	$(2,696,837)	$—	1,680,563	$18,721,472

No Longer an “Affiliated” Company as of September 30, 2016:
Del Frisco’s Restaurant Group, Inc.	$27,780,000	$—	$30,899,939	$13,499,617	$(10,379,678)	$—	—	$—
Ferroglobe plc (formerly, Globe Specialty Metals, Inc.)	47,150,802	—	22,164,868	(4,568,031)	(4,615,403)	864,800	1,750,000	15,802,500

	$74,930,802	$—	$53,064,807	$8,931,586	$(14,995,081)	$864,800		$15,802,500

[1]

An “Affiliated” Company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2016.

Baron Funds	September 30, 2016

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended September 30,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$60.88	$63.75	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57	$60.08

Income (loss) from investment operations:
Net investment loss	(0.25)[1]	(0.41)[1]	(0.44)[1]	(0.34)[1]	(0.14)[1]	(0.23)[1]	(0.28)[1]	(0.20)[1]	(0.29)[1]	(0.10)[1]
Net realized and unrealized gain (loss) on investments	6.63	1.71	8.42	13.44	10.94	0.73	5.93	(5.68)	(12.08)	11.27

Total from investment operations	6.38	1.30	7.98	13.10	10.80	0.50	5.65	(5.88)	(12.37)	11.17

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(6.59)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)

Total distributions	(6.59)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	(2.62)	(2.08)	(4.68)

Net asset value, end of year	$60.67	$60.88	$63.75	$61.37	$52.03	$49.00	$49.27	$43.62	$52.12	$66.57

Total return	11.14%	1.81%	13.59%	27.17%	24.65%	0.85%	12.95%	(9.88)%	(19.14)%	19.56%

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,802.6	$1,804.3	$2,000.5	$2,024.2	$1,845.6	$1,924.9	$2,424.2	$2,652.6	$3,311.8	$4,468.0

Ratio of operating expenses to average net assets	1.31%	1.31%	1.31%	1.32%	1.33%	1.33%	1.32%	1.36%[2]	1.33%[2]	1.34%[2]

Ratio of net investment loss to average net assets	(0.43)%	(0.62)%	(0.70)%	(0.62)%	(0.28)%	(0.41)%	(0.61)%	(0.54)%	(0.49)%	(0.17)%

Portfolio turnover rate	12.54%	13.53%	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%	16.02%	13.39%

										R6 SHARES
	INSTITUTIONAL SHARES									Year Ended
	Year Ended September 30,									September 30,
	2016	2015	2014	2013	2012	2011	2010	2009[3]		2016[6]
Net asset value, beginning of year	$62.19	$64.87	$62.20	$52.55	$49.30	$49.43	$43.65	$37.38		$53.85

Income (loss) from investment operations:
Net investment income (loss)	(0.10)[1]	(0.24)[1]	(0.28)[1]	(0.21)[1]	0.01 [1]	(0.10)[1]	(0.15)[1]	(0.05)[1]		(0.21)[1]
Net realized and unrealized gain on investments	6.80	1.73	8.55	13.62	11.01	0.74	5.93	6.32		8.68

Total from investment operations	6.70	1.49	8.27	13.41	11.02	0.64	5.78	6.27		8.47

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	(6.59)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00		(0.02)

Total distributions	(6.59)	(4.17)	(5.60)	(3.76)	(7.77)	(0.77)	0.00	0.00		(0.02)

Net asset value, end of year	$62.30	$62.19	$64.87	$62.20	$52.55	$49.30	$49.43	$43.65		$62.30

Total return	11.44%	2.09%	13.90%	27.51%	24.99%	1.14%	13.24%	16.77%[4]		15.73%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$723.3	$719.1	$689.8	$506.1	$386.7	$288.9	$242.8	$82.3		$7.8

Ratio of operating expenses to average net assets	1.04%	1.04%	1.04%	1.05%	1.06%	1.06%	1.06%	1.16%[5]		1.04%[5]

Ratio of net investment income (loss) to average net assets	(0.17)%	(0.36)%	(0.43)%	(0.38)%	0.02%	(0.18)%	(0.33)%	(0.39)%[5]		(0.52)%[5]

Portfolio turnover rate	12.54%	13.53%	11.26%	12.04%	13.11%	23.89%	13.04%	14.67%		12.54%

[1]    Based on average shares outstanding.

[2]    Benefit of expense reduction rounds to less than 0.01%.

[3]    For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.

[4]    Not Annualized.

[5] Annualized. [6] For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

38	See Notes to Financial Statements.

September 30, 2016	Baron Funds

FINANCIAL HIGHLIGHTS

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended September 30,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$68.25	$70.46	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55	$47.23

Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	(0.27)[1]	0.06 [1]	(0.12)[1]	0.20 [1]	(0.29)[1]	(0.34)[1]	(0.18)[1]	(0.28)[1]	(0.25)[1]
Net realized and unrealized gain (loss) on investments	4.83	1.28	3.45	16.37	12.64	2.10	5.71	(2.47)	(10.07)	10.11

Total from investment operations	4.91	1.01	3.51	16.25	12.84	1.81	5.37	(2.65)	(10.35)	9.86

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.03)	(0.18)	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(6.03)	(3.22)	(1.69)	(5.59)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)

Total distributions	(6.03)	(3.22)	(1.72)	(5.77)	(0.83)	0.00	0.00	(0.04)	(2.51)	(2.54)

Net asset value, end of year	$67.13	$68.25	$70.46	$68.67	$58.19	$46.18	$44.37	$39.00	$41.69	$54.55

Total return	7.60%	1.27%	5.11%	30.76%	28.12%	4.08%	13.77%	(6.34)%	(19.78)%	21.41%

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,917.2	$3,511.2	$4,076.1	$4,644.2	$4,073.5	$4,110.8	$4,842.8	$5,034.5	$5,615.0	$7,075.9

Ratio of operating expenses to average net assets	1.30%[4]	1.29%[4]	1.29%[4]	1.30%	1.32%	1.32%	1.32%	1.35%[2]	1.32%[2]	1.31%[2]

Ratio of net investment income (loss) to average net assets	0.12%	(0.37)%	0.08%	(0.20)%	0.38%	(0.56)%	(0.80)%	(0.56)%	(0.59)%	(0.49)%

Portfolio turnover rate	4.68%	6.95%	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%	25.97%	21.37%

										R6 SHARES
	INSTITUTIONAL SHARES									Year Ended
	Year Ended September 30,									September 30,
	2016	2015	2014	2013	2012	2011	2010	2009[3]		2016[7]
Net asset value, beginning of year	$69.28	$71.33	$69.32	$58.70	$46.46	$44.52	$39.03	$33.71		$60.02

Income (loss) from investment operations:
Net investment income (loss)	0.24 [1]	(0.09)[1]	0.20 [1]	0.02 [1]	0.45 [1]	(0.17)[1]	(0.22)[1]	(0.04)[1]		(0.15)[1]
Net realized and unrealized gain on investments	4.93	1.28	3.53	16.52	12.62	2.11	5.71	5.36		8.55

Total from investment operations	5.17	1.19	3.73	16.54	13.07	1.94	5.49	5.32		8.40

Less distributions to shareholders from:
Net investment income	0.00	(0.02)	(0.03)	(0.33)	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	(6.03)	(3.22)	(1.69)	(5.59)	(0.83)	0.00	0.00	0.00		0.00

Total distributions	(6.03)	(3.24)	(1.72)	(5.92)	(0.83)	0.00	0.00	0.00		0.00

Net asset value, end of year	$68.42	$69.28	$71.33	$69.32	$58.70	$46.46	$44.52	$39.03		$68.42

Total return	7.88%	1.51%	5.39%	31.10%	28.45%	4.36%	14.07%	15.78%[5]		14.00%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,043.3	$3,440.4	$3,694.5	$2,976.7	$1,747.3	$1,261.8	$728.9	$238.7		$2.3

Ratio of operating expenses to average net assets	1.05%[4]	1.04%[4]	1.04%[4]	1.05%	1.06%	1.06%	1.06%	1.13%[6]		1.05%[4,6]

Ratio of net investment income (loss) to average net assets	0.37%	(0.12)%	0.28%	0.04%	0.83%	(0.33)%	(0.53)%	(0.29)%[6]		(0.33)%[6]

Portfolio turnover rate	4.68%	6.95%	13.15%	9.63%	13.70%	13.51%	16.12%	26.65%		4.68%

[1]    Based on average shares outstanding.

[2]    Benefit of expense reduction rounds to less than 0.01%.

[3]    For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.

[4]    Interest expense rounds to less than 0.01%

[5] Not Annualized. [6] Annualized. [7] For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

See Notes to Financial Statements.	39

Baron Funds	September 30, 2016

FINANCIAL HIGHLIGHTS

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended September 30,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$30.34	$33.68	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47	$23.59

Income (loss) from investment operations:
Net investment loss	(0.18)[1]	(0.21)[1]	(0.01)[1]	(0.12)[1]	(0.19)[1]	(0.15)[1]	(0.06)[1]	(0.13)[1]	(0.09)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	3.84	(1.10)	2.14	7.61	5.96	0.09 [2]	3.00	(0.61)	(5.01)	4.96

Total from investment operations	3.66	(1.31)	2.13	7.49	5.77	(0.06)	2.94	(0.74)	(5.10)	4.94

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)[3]	(1.67)	(3.06)

Total distributions	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	(0.00)	(1.67)	(3.06)

Net asset value, end of year	$30.59	$30.34	$33.68	$32.83	$26.14	$20.84	$20.90	$17.96	$18.70	$25.47

Total return	12.89%	(4.32)%	6.52%	29.51%	28.09%	(0.29)%	16.37%	(3.95)%	(21.44)%	22.54%

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,826.3	$2,601.4	$3,192.8	$3,626.1	$3,081.8	$2,842.0	$3,032.0	$2,719.4	$2,871.6	$3,522.4

Ratio of operating expenses to average net assets	1.32%[8]	1.30%	1.30%	1.31%	1.31%	1.31%	1.31%	1.34%[4]	1.32%[4]	1.31%[4]

Ratio of net investment loss to average net assets	(0.64)%	(0.61)%	(0.04)%	(0.42)%	(0.76)%	(0.63)%	(0.30)%	(0.86)%	(0.42)%	(0.09)%

Portfolio turnover rate	10.25%	14.66%	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%	41.52%	36.51%

										R6 SHARES
	INSTITUTIONAL SHARES									Year Ended
	Year Ended September 30,									September 30,
	2016	2015	2014	2013	2012	2011	2010	2009[5]		2016[9]
Net asset value, beginning of year	$30.88	$34.16	$33.20	$26.36	$20.96	$20.97	$17.97	$15.52		$26.06

Income (loss) from investment operations:
Net investment income (loss)	(0.12)[1]	(0.13)[1]	0.06 [1]	(0.05)[1]	(0.13)[1]	(0.10)[1]	(0.03)[1]	(0.04)[1]		(0.17)[1]
Net realized and unrealized gain (loss) on investments	3.94	(1.12)	2.18	7.69	6.00	0.09 [2]	3.03	2.49		5.40

Total from investment operations	3.82	(1.25)	2.24	7.64	5.87	(0.01)	3.00	2.45		5.23

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00		0.00

Total distributions	(3.41)	(2.03)	(1.28)	(0.80)	(0.47)	0.00	0.00	0.00		0.00

Net asset value, end of year	$31.29	$30.88	$34.16	$33.20	$26.36	$20.96	$20.97	$17.97		$31.29

Total return	13.21%	(4.08)%	6.79%	29.85%	28.41%	(0.05)%	16.69%	15.79%[6]		20.07%[6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,680.7	$1,923.2	$2,057.4	$1,775.7	$1,111.0	$518.6	$261.1	$89.4		$3.7

Ratio of operating expenses to average net assets	1.06%[8]	1.04%	1.04%	1.05%	1.05%	1.06%	1.06%	1.16%[7]		1.06%[7,8]

Ratio of net investment income (loss) to average net assets	(0.41)%	(0.37)%	0.18%	(0.16)%	(0.53)%	(0.42)%	(0.15)%	(0.75)%[7]		(0.85)%[7]

Portfolio turnover rate	10.25%	14.66%	16.41%	20.35%	28.02%	32.81%	27.22%	35.83%		10.25%

[1]    Based on average shares outstanding.

[2]    The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

[3]    Less than $0.01 per share.

[4]    Benefit of expense reduction rounds to less than 0.01%.

[5]    For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.

[6] Not Annualized. [7] Annualized. [8] Interest expense rounds to less than 0.01%. [9] For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

40	See Notes to Financial Statements.

September 30, 2016	Baron Funds

FINANCIAL HIGHLIGHTS

BARON OPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended September 30,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$17.12	$18.61	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01	$10.05

Income (loss) from investment operations:
Net investment loss	(0.13)[1]	(0.21)[1]	(0.24)[1]	(0.17)[1]	(0.17)[1]	(0.16)[1]	(0.13)[1]	(0.08)[1]	(0.09)[1]	(0.07)[1]
Net realized and unrealized gain (loss) on investments	1.70	(0.25)	0.79	4.06	2.95	0.23	2.28	0.79	(3.02)	3.03

Total from investment operations	1.57	(0.46)	0.55	3.89	2.78	0.07	2.15	0.71	(3.11)	2.96

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00	0.00	0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of year	$16.87	$17.12	$18.61	$19.26	$15.61	$12.83	$12.76	$10.61	$9.90	$13.01

Total return	9.19%	(2.70)%	2.87%[5]	25.39%	21.67%	0.55%	20.26%	7.17%	(23.90)%	29.45%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$207.0	$232.2	$331.2	$359.9	$332.4	$240.4	$214.4	$142.7	$154.4	$198.0

Ratio of operating expenses to average net assets	1.41%[7]	1.38%[7]	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.43%
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%[4]	0.00%[4]	(0.01)%

Ratio of net operating expenses to average net assets	1.41%	1.38%	1.35%	1.37%	1.39%	1.41%	1.44%	1.50%	1.42%	1.42%

Ratio of net investment loss to average net assets	(0.83)%	(1.10)%	(1.24)%	(1.02)%	(1.16)%	(1.11)%	(1.08)%	(1.00)%	(0.79)%	(0.61)%

Portfolio turnover rate	32.38%	41.87%	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%	61.44%	46.20%

										R6 SHARES
	INSTITUTIONAL SHARES									Year Ended
	Year Ended September 30,									September 30,
	2016	2015	2014	2013	2012	2011	2010	2009[6]		2016[10]
Net asset value, beginning of year	$17.45	$18.89	$19.49	$15.75	$12.91	$12.80	$10.62	$8.88		$16.88

Income (loss) from investment operations:
Net investment loss	(0.08)[1]	(0.16)[1]	(0.19)[1]	(0.13)[1]	(0.13)[1]	(0.12)[1]	(0.10)[1]	(0.02)[1]		(0.02)[1]
Net realized and unrealized gain (loss) on investments	1.72	(0.25)	0.79	4.11	2.97	0.23	2.28	1.76		0.42

Total from investment operations	1.64	(0.41)	0.60	3.98	2.84	0.11	2.18	1.74		0.40

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net realized gain on investments	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00		0.00

Total distributions	(1.82)	(1.03)	(1.20)	(0.24)	0.00	0.00	0.00	0.00		0.00

Redemption fees added to paid-in capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00 [2]	0.00		0.00

Net asset value, end of year	$17.27	$17.45	$18.89	$19.49	$15.75	$12.91	$12.80	$10.62		$17.28

Total return	9.44%	(2.38)%	3.10%[5]	25.74%	22.00%	0.86%	20.53%	19.59%[3,8]		2.37%[8]

Ratios/Supplemental data:
Net assets (in millions), end of year	$43.3	$91.7	$109.4	$101.3	$62.5	$35.5	$25.5	$10.9		$0.5

Ratio of operating expenses to average net assets	1.13%[7]	1.10%[7]	1.08%	1.11%	1.13%	1.14%	1.18%	1.37%[9]		1.12%[7,9]
Less: Reimbursement of expenses by Adviser and/or offsets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.12)%[9]		0.00%

Ratio of net operating expenses to average net assets	1.13%	1.10%	1.08%	1.11%	1.13%	1.14%	1.18%	1.25%[9]		1.12%[9]

Ratio of net investment loss to average net assets	(0.46)%	(0.84)%	(0.97)%	(0.79)%	(0.90)%	(0.84)%	(0.83)%	(0.74)%[9]		(1.25)%[9]

Portfolio turnover rate	32.38%	41.87%	63.40%	70.44%	88.56%	65.43%	76.44%	68.09%		32.38%

[1]    Based on average shares outstanding.

[2]    Less than $0.01 per share.

[3]    The total returns would have been lower had certain expenses not been reduced during the period shown.

[4]    Benefit of expense reduction rounds to less than 0.01%.

[5]    The Adviser made a voluntary payment to the Fund in the amount of $140,762 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by 0.03%.

[6]    For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.

[7]    Interest expense rounds to less than 0.01%

[8]    Not Annualized.

[9]    Annualized.

[10]  For the period August 31, 2016 (initial offering of R6 Shares) to September 30, 2016.

See Notes to Financial Statements.	41

Baron Funds	September 30, 2016

FINANCIAL HIGHLIGHTS

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended September 30,
	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net asset value, beginning of year	$16.91	$16.83	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12	$12.22

Income (loss) from investment operations:
Net investment income (loss)	(0.08)[1]	(0.09)[1]	(0.05)[1]	0.02 [1]	(0.03)[1]	(0.06)[1]	(0.03)[1]	0.03 [1]	0.00 [1,2]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	2.52	0.17 [8]	2.46	2.57	2.88	(0.17)	0.66	(1.03)	(2.62)	1.91

Total from investment operations	2.44	0.08	2.41	2.59	2.85	(0.23)	0.63	(1.00)	(2.62)	1.90

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	(0.02)	(0.01)	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.77)	(1.12)	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	(0.02)	(0.78)	(1.12)	0.00

Net asset value, end of year	$19.35	$16.91	$16.83	$14.42	$11.83	$8.98	$9.21	$8.60	$10.38	$14.12

Total return	14.43%[3]	0.48%[3]	16.71%[3]	21.89%[3]	31.74%[3]	(2.50)%[3]	7.38%[3]	(7.75)%[3]	(19.96)%[3]	15.55%

Ratios/Supplemental data:
Net assets (in millions), end of year	$73.5	$71.5	$53.2	$47.8	$34.8	$23.4	$29.0	$32.8	$58.2	$110.2

Ratio of operating expenses to average net assets	1.26%	1.32%	1.37%	1.47%	1.55%	1.59%	1.62%	1.69%	1.47%	1.36%
Less: Reimbursement of expenses by Adviser and/or offsets	(0.04)%	(0.02)%	(0.07)%	(0.17)%	(0.25)%	(0.29)%	(0.25)%	(0.29)%	(0.07)%	0.00%[4]

Ratio of net operating expenses to average net assets	1.22%	1.30%	1.30%	1.30%	1.30%	1.30%	1.37%	1.40%	1.40%	1.36%

Ratio of net investment income (loss) to average net assets	(0.43)%	(0.49)%	(0.29)%	0.14%	(0.30)%	(0.55)%	(0.32)%	0.40%	(0.01)%	(0.08)%

Portfolio turnover rate	19.30%	14.54%	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%	39.59%	28.75%

										R6 SHARES
	INSTITUTIONAL SHARES									Year Ended
	Year Ended September 30,									September 30,
	2016	2015	2014	2013	2012	2011	2010	2009[5]		2016[9]
Net asset value, beginning of year	$17.10	$17.00	$14.53	$11.89	$9.00	$9.21	$8.61	$7.54		$17.03

Income (loss) from investment operations:
Net investment income (loss)	(0.03)[1]	(0.04)[1]	(0.01)[1]	0.05 [1]	(0.01)[1]	(0.03)[1]	(0.01)[1]	0.02 [1]		(0.05)[1]
Net realized and unrealized gain (loss) on investments	2.55	0.16 [8]	2.48	2.59	2.90	(0.18)	0.66	1.05		2.65

Total from investment operations	2.52	0.12	2.47	2.64	2.89	(0.21)	0.65	1.07		2.60

Less distributions to shareholders from:
Net investment income	0.00	(0.02)	0.00	0.00	0.00	0.00	(0.05)	0.00		0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00

Total distributions	0.00	(0.02)	0.00	0.00	0.00	0.00	(0.05)	0.00		0.00

Net asset value, end of year	$19.62	$17.10	$17.00	$14.53	$11.89	$9.00	$9.21	$8.61		$19.63

Total return	14.74%[3]	0.72%	17.00%[3]	22.20%[3]	32.11%[3]	(2.28)%[3]	7.59%[3]	14.19%[3,6]		15.27%[3,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$81.9	$74.7	$56.0	$33.8	$18.9	$10.2	$10.4	$9.5		$1.4

Ratio of operating expenses to average net assets	0.98%	1.04%	1.08%	1.18%	1.26%	1.31%	1.35%	1.61%[7]		0.85%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.01)%	0.00%	(0.03)%	(0.13)%	(0.21)%	(0.26)%	(0.24)%	(0.46)%[7]		(0.01)%[7]

Ratio of net operating expenses to average net assets	0.97%	1.04%	1.05%	1.05%	1.05%	1.05%	1.11%	1.15%[7]		0.84%[7]

Ratio of net investment income (loss) to average net assets	(0.19)%	(0.23)%	(0.08)%	0.36%	(0.05)%	(0.30)%	(0.07)%	0.58%[7]		(0.37)%[7]

Portfolio turnover rate	19.30%	14.54%	16.84%	22.91%	79.07%	75.36%	57.67%	39.61%		19.30%

[1]   Based on average shares outstanding.

[2]   Less than $0.01 per share.

[3]   The total returns would have been lower had certain expenses not been reduced during the period shown.

[4]   Benefit of expense reduction rounds to less than 0.01%.

[5]   For the period May 29, 2009 (initial offering of Institutional Shares) to September 30, 2009.

[6]   Not Annualized.

[7]   Annualized.

[8]   The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[9]   For the period January 29, 2016 (initial offering of R6 Shares) to September 30, 2016.

42	See Notes to Financial Statements.

September 30, 2016	Baron Funds

FINANCIAL HIGHLIGHTS

BARON DISCOVERY FUND

Selected data for a share outstanding throughout each year:

	RETAIL CLASS SHARES			INSTITUTIONAL CLASS SHARES			R6 SHARES
	Year Ended September 30,			Year Ended September 30,			Year Ended September 30,
	2016	2015	2014	2016	2015	2014	2016[5]
Net asset value, beginning of year	$11.13	$11.68	$10.00	$11.19	$11.71	$10.00	$12.89

Income (loss) from investment operations:
Net investment income (loss)	0.16 [1]	(0.13)[1]	(0.10)[1]	0.12 [1]	(0.10)[1]	(0.08)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	2.38	(0.42)	1.78 [2]	2.46	(0.42)	1.79 [2]	0.62

Total from investment operations	2.54	(0.55)	1.68	2.58	(0.52)	1.71	0.61

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	(0.27)	0.00	0.00	(0.27)	0.00	0.00	0.00

Total distributions	(0.27)	0.00	0.00	(0.27)	0.00	0.00	0.00

Net asset value, end of year	$13.40	$11.13	$11.68	$13.50	$11.19	$11.71	$13.50

Total return	23.24%[3]	(4.71)%[3,4]	16.80%[3]	23.47%[3]	(4.44)%[3,4]	17.10%[3]	4.73%[3,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$18.6	$19.9	$16.6	$22.8	$53.9	$48.7	$2.0

Ratio of operating expenses to average net assets	1.88%	1.57%	2.16%	1.49%	1.25%	1.91%	1.48%[7]
Less: Reimbursement of expenses by Adviser and/or offsets	(0.53)%	(0.22)%	(0.81)%	(0.39)%	(0.15)%	(0.81)%	(0.39)%[7]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.10%	1.10%	1.10%	1.09%[7]

Ratio of net investment income (loss) to average net assets	1.38%	(0.97)%	(0.85)%	1.06%	(0.72)%	(0.64)%	(0.66)%[7]

Portfolio turnover rate	90.74%	114.82%	109.40%	90.74%	114.82%	109.40%	90.74%

[1]   Based on average shares outstanding.

[2]   The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

[3]   The total returns would have been lower had certain expenses not been reduced during the period shown.

[4]   The Adviser made a voluntary payment to the Fund in the amount of $1,000 to compensate the Fund for a loss incurred due to a trade processing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[5]   For the period August 31, 2016 (initial offering of R6 Shares) to September 30, 2016.

[6]   Not Annualized.

[7]   Annualized.

See Notes to Financial Statements.	43

Baron Funds	September 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (six of the portfolios constituting Baron Investment Funds Trust, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, and portfolio companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 23, 2016

September 30, 2016	Baron Funds

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended September 30, 2016 are listed below.

During the fiscal year ended September 30, 2016, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains[2,3]

Baron Asset Fund	—	$268,567,375

Baron Growth Fund	—	593,543,313

Baron Small Cap Fund	—	449,317,328

Baron Opportunity Fund	—	32,674,421

Baron Fifth Avenue Growth Fund	—	—

Baron Discovery Fund	—	701,858

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to The America Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2016. The information necessary to complete your income tax return for the calendar year ended December 31, 2016 will be listed on the Form 1099-DIV, which will be mailed to you in January 2017.

Baron Funds	September 30, 2016

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 20161

	Actual Total Return	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund — Retail Shares	7.94%	$1,000.00	$1,079.40		1.31%	$6.81
Baron Asset Fund — Institutional Shares	8.08%	$1,000.00	$1,080.80		1.04%	$5.41
Baron Asset Fund — R6 Shares	8.08%	$1,000.00	$1,080.80		1.05%	$5.46
Baron Growth Fund — Retail Shares	5.92%	$1,000.00	$1,059.20		1.30%	$6.69
Baron Growth Fund — Institutional Shares	6.06%	$1,000.00	$1,060.60		1.05%	$5.41
Baron Growth Fund — R6 Shares	6.04%	$1,000.00	$1,060.40		1.05%	$5.41
Baron Small Cap Fund — Retail Shares	11.68%	$1,000.00	$1,116.80		1.32%	$6.99
Baron Small Cap Fund — Institutional Shares	11.83%	$1,000.00	$1,118.30		1.06%	$5.61
Baron Small Cap Fund — R6 Shares	11.83%	$1,000.00	$1,118.30		1.06%	$5.61
Baron Opportunity Fund — Retail Shares	9.97%	$1,000.00	$1,099.70		1.41%	$7.40
Baron Opportunity Fund — Institutional Shares	10.14%	$1,000.00	$1,101.40		1.14%	$5.99
Baron Opportunity Fund — R6 Shares[5]	2.37%	$1,000.00	$1,023.70		1.12%	$0.93
Baron Fifth Avenue Growth Fund — Retail Shares	10.13%	$1,000.00	$1,101.30	[3]	1.14%[4]	$5.99
Baron Fifth Avenue Growth Fund — Institutional Shares	10.29%	$1,000.00	$1,102.90	[3]	0.89%[4]	$4.68
Baron Fifth Avenue Growth Fund — R6 Shares	10.34%	$1,000.00	$1,103.40	[3]	0.84%[4]	$4.42
Baron Discovery Fund — Retail Shares	26.88%	$1,000.00	$1,268.80	[3]	1.35%[4]	$7.66
Baron Discovery Fund — Institutional Shares	27.11%	$1,000.00	$1,271.10	[3]	1.10%[4]	$6.25
Baron Discovery Fund — R6 Shares[5]	4.73%	$1,000.00	$1,047.30	[3]	1.09%[4]	$0.91

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.
[5]	For the period August 31, 2016 (Commencement of Operations) to September 30, 2016.

September 30, 2016	Baron Funds

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2016

	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund — Retail Shares	5.00%	$1,000.00	$1,018.45		1.31%	$6.61
Baron Asset Fund — Institutional Shares	5.00%	$1,000.00	$1,019.80		1.04%	$5.25
Baron Asset Fund — R6 Shares	5.00%	$1,000.00	$1,019.75		1.05%	$5.30
Baron Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.50		1.30%	$6.56
Baron Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.75		1.05%	$5.30
Baron Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.75		1.05%	$5.30
Baron Small Cap Fund — Retail Shares	5.00%	$1,000.00	$1,018.40		1.32%	$6.66
Baron Small Cap Fund — Institutional Shares	5.00%	$1,000.00	$1,019.70		1.06%	$5.35
Baron Small Cap Fund — R6 Shares	5.00%	$1,000.00	$1,019.70		1.06%	$5.35
Baron Opportunity Fund — Retail Shares	5.00%	$1,000.00	$1,017.95		1.41%	$7.11
Baron Opportunity Fund — Institutional Shares	5.00%	$1,000.00	$1,019.30		1.14%	$5.76
Baron Opportunity Fund — R6 Shares[5]	5.00%	$1,000.00	$1,003.18		1.12%	$0.92
Baron Fifth Avenue Growth Fund — Retail Shares	5.00%	$1,000.00	$1,019.30	[3]	1.14%[4]	$5.76
Baron Fifth Avenue Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.55	[3]	0.89%[4]	$4.50
Baron Fifth Avenue Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.80	[3]	0.84%[4]	$4.24
Baron Discovery Fund — Retail Shares	5.00%	$1,000.00	$1,018.25	[3]	1.35%[4]	$6.81
Baron Discovery Fund — Institutional Shares	5.00%	$1,000.00	$1,019.50	[3]	1.10%[4]	$5.55
Baron Discovery Fund — R6 Shares[5]	5.00%	$1,000.00	$1,003.20	[3]	1.09%[4]	$0.89

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.
[5]	For the period August 31, 2016 (Commencement of Operations) to September 30, 2016.

Baron Funds	September 30, 2016

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 5, 2016 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund and Baron Discovery Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreements for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the independent consultant, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees considered the information provided, including the proposed fee reduction for Baron Fifth Avenue Growth Fund, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Additional services provided by the Adviser.

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the fees, expenses and total expense ratios of other funds of similar size, character and investment strategies (“comparable funds”). The Board observed that, for the retail and/or institutional classes of most of the Funds, while the management fee was comparatively higher, the other expenses paid by the Funds generally were comparatively lower, when compared to respective peer groups. They concluded that the Funds’ management fee was justified because, among other reasons, the nature, extent and quality of the services the Adviser provides. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of the comparable funds selected by the independent consultant, as noted above. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds for Funds that have been in existence for more than three years. The Board also considered comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against the comparable funds and performance universe averages and relevant securities market indices. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser said the Board should consider the advisory fee in the context of other fees paid to the Adviser’s affiliates, such as the distribution fee paid to Baron Capital, Inc. and paid out pursuant to the 12b-1 plan.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, even as profits had declined in recent years due to this period of persistent outflows.

September 30, 2016	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS BY THE BOARD OF TRUSTEES (Unaudited) (Continued)

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s management fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets since 2007. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered the Adviser’s proposal to lower the management fee for Baron Fifth Avenue Growth Fund. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds. The Board concluded that approval of the management fee for each Fund was supportable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement and approved the reduction of the management fee for Baron Fifth Avenue Growth Fund.

Baron Funds	September 30, 2016

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether interested or independent, serve as Trustees for the Trust. Additional Information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 73	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	29 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); Portfolio Manager: Baron Managed Funds plc (2005-2009).	13	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 61	Chairman, President, Chief Operating Officer and Trustee	29 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present), Secretary (2003-2008): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-2009).	13	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 244 Atlantic Isle Sunny Isles Beach, FL 33160 Age: 81	Trustee	29 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 81	Trustee	29 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 73	Lead Trustee	29 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

Anita Rosenberg(4),(5) 1235 N. Astor Street Chicago, Il 60610 Age: 52	Trustee	3 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	13	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 66	Trustee	29 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	13	None

September 30, 2016	Baron Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Alex Yemenidjian(4),(5) 3801 Las Vegas Blvd. South Las Vegas, NV 89109 Age: 60	Trustee	10 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	13	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).
Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 57	Senior Vice President	19 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 45	Vice President and Chief Compliance Officer	1 year	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (9/2014-Present); Vice President: the Firm* (9/2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-9/2014).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 48	Vice President, General Counsel and Secretary	8 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 47	Senior Vice President	13 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 61	Vice President	22 years	Director and Vice President: the Firm*; Vice President: Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 55	Treasurer and Chief Financial Officer	29 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and the Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

■	Information we receive from you on applications or other forms;
■	Information about your transactions with us, our Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

SEPTEMBER 16

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended September 30, 2016 and September 30, 2015:

(a)	Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2016	2015
Baron Investment Funds Trust	$272,450	$251,550

(b)	Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2016	2015
Baron Investment Funds Trust	$0	$0

(c)	Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2016	2015
Baron Investment Funds Trust	$114,650	$66,990

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d)	All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2016	2015
Baron Investment Funds Trust	$0	$0

e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2016:	$25,000

2015:	$65,000

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: December 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: December 1, 2016

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: December 1, 2016